SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ___________________


                              FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  December 31,
1997


            STRUCTURAL DYNAMICS RESEARCH CORPORATION
       (Exact name of Registrant as specified in its Charter)


    Ohio            0-16230              31-0733928
(State or other  (Commission File No.)  (IRS Employer
jurisdiction of                        Identification Number)
incorporation)


2000 Eastman Drive, Milford, Ohio             45150
(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (513) 576-2400



                            N/A
  (Former name or former address, if changed since last report)
Item 2.   Acquisition or Disposition of Assets.

On December 22, 1997, the shareholders of Lookout Drafting, Inc.("LDI") adopted an Agreement of Merger and Plan of Reorganization by and among LDI, Young Family Special 1996 Trust, an Ohio trust existing under an Irrevocable Trust Agreement dated January 25, 1996 by and between Craig S. Young as grantor and Robert
W. Buechner as trustee , Structural Dynamics Research Corporation ("SDRC") and SDRC Acquisition Corporation (the "LDI Merger Agreement"). Pursuant to the LDI Merger Agreement, effective as of December 31, 1997, LDI merged with and into SDRC Acquisition Corporation, a wholly-owned subsidiary of SDRC, and the Articles of Incorporation were amended to change its name to SDRC/CASE, Inc. At the effective date of the merger, the LDI shareholders received, in the aggregate, 1,350,000 shares of SDRC Common Stock in exchange for all of the shares of LDI issued and outstanding on the effective date of the merger. This acquisition will be accounted for under the pooling of interests method.

LDI develops and licenses engineering drafting software programs. Pursuant to the LDI Merger Agreement, SDRC acquired all of the assets of the business owned by LDI which include, but are not limited to, personal property and equipment, employees, intellectual property, accounts receivable and contracts. SDRC intends to use the LDI assets to further strengthen and expand its I-DEA'S TM offering.

On December 22, 1997, the shareholders of Computer Aided Systems for Engineering, Inc. ("CASE") adopted an Agreement of Merger and Plan of Reorganization by and among CASE, James D. Young, the sole shareholder of CASE, Structural Dynamics Research Corporation ("SDRC") and SDRC Acquisition Corporation, an Ohio corporation, as amended, (the "CASE Merger Agreement"). Pursuant to the CASE Merger Agreement, effective as of December 31, 1997, CASE merged with and into SDRC Acquisition Corporation. At the effective date of the merger, the CASE shareholder received, in the aggregate, 150,000 shares of SDRC Common Stock in exchange for all of the shares of CASE issued and outstanding on the effective date of the merger. This acquisition will be accounted for under the pooling of interests method.

CASE maintains, enhances and sublicenses engineering drafting software programs which are developed and licensed to CASE by LDI. Pursuant to the CASE Merger Agreement, SDRC acquired all of the assets of the business owned by CASE which include, but are not limited to, personal property and equipment, employees, intellectual property, accounts receivable and contracts. SDRC intends to use the CASE assets to further strengthen and expand its I-DEA'S TM offering.















Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.
     Not required.

(b)  Proforma financial information.
     Not required.

(c)  Exhibits


Exhibit No.             Description

      2.1    Agreement of Merger and Plan of Reorganization dated as
           of December 22, 1997 by and among Structural Dynamics
          Research Corporation, Lookout Drafting, Inc, The Young
        Family Special 1996 Trust, and SDRC Acquisition Corporation,
           as amended.

     2.2 Agreement of Merger and Plan of Reorganization dated as of December 22, 1997 by and among Structural Dynamics
     Research Corporation, Computer Aided Systems for
Engineering, Inc., James D. Young and SDRC Acquisition
Corporation, as amended

________________________

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                STRUCTURAL DYNAMICS
                                RESEARCH CORPORATION


Date: January 8, 1998                By: /s/Thomas F. Eberle
                                     Thomas F. Eberle
                                     Assistant Secretary


                                                         Exhibit 2.1

                       AGREEMENT OF MERGER
                   AND PLAN OF REORGANIZATION

     This Agreement of Merger and Plan of Reorganization (hereinafter referred to as the "Agreement") is made this 22nd day of December, 1997 by and among Lookout Drafting, Inc., a Nevada corporation with principal offices located at 663 Lookout Road, Zephyr Cove, Nevada 89448 (hereinafter referred to as "LDI"); Young Family Special 1996 Trust, an Ohio trust existing under an Irrevocable Trust Agreement dated January 25, 1996 by and between Craig S. Young as grantor and Robert W. Buechner as trustee (referred to herein as "Shareholder"); Structural Dynamics Research Corporation, an Ohio corporation with principal offices at 2000 Eastman Drive, Milford, Ohio 45150 (hereinafter referred to as "SDRC"); and SDRC Acquisition Corporation, an Ohio corporation wholly-owned by SDRC (hereinafter referred to as the "Surviving Corporation").

                           WITNESSETH:

     WHEREAS, the parties wish to effect a transaction under the authority and provisions of the corporation law of Ohio and the corporation law of Nevada pursuant to which at the effective date, as defined herein, LDI will be merged with and into the Surviving Corporation (such merger is referred to herein as the "Merger"); and

     WHEREAS, for federal income tax purposes, the parties intend the Merger to qualify as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:


                             ARTICLE 1
                            THE MERGER

     Section 1.1 Transfer of Property and Liabilities. Upon the Effective Date (as defined in Article 9 hereof) of the Merger, the separate existence of LDI shall cease; all of the outstanding shares of common stock, without par value of LDI ("LDI Common Stock") shall be exchanged for and converted into shares of the common stock without par value of SDRC ("SDRC Common Stock"), as hereinafter provided; and upon the filing of the appropriate Certificate of Merger with the Secretary of State of Ohio and Articles of Merger with the Secretary of State of Nevada, the Surviving Corporation shall possess all of the rights, privileges, immunities, powers and purposes, and all of the property, real and personal, causes of action and every other asset of LDI, and shall assume and be liable for all of the liabilities, obligations and penalties of LDI, in accordance with the General Corporation Law of the State of Ohio and the Nevada Revised Statutes.

     Section 1.2 Surviving Corporation. Following the Merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, subject to all of the duties and liabilities of a corporation organized under the laws of the State of Ohio. The officers and directors of the Surviving Corporation immediately prior to the Effective Date shall continue as the officers and directors of the Surviving Corporation. The Articles of Incorporation and Code of Regulations of the Surviving Corporation, as of the Effective Date, shall continue in full force and effect, and shall not be changed in any manner by the Merger except that Article First of the Articles of Incorporation of the Surviving Corporation shall be amended to read in its entirety as follows:

     "FIRST: The name of the Corporation shall be SDRC/CASE, Inc."


     Section 1.3      Principal Office.  Following the Effective
Date, the principal office of the Surviving Corporation shall be located in Milford, Clermont County, Ohio.

     Section 1.4 State Law. The Surviving Corporation shall be an Ohio corporation, governed in all respects by the corporate laws of the State of Ohio.

     Section 1.5 Agreement with Secretary of State. The Surviving Corporation shall file with the Secretary of State of Nevada an agreement to the following effect (and if acceptable to the Secretary of State of Nevada, this Agreement when filed as part of the Articles of Merger shall constitute such agreement):

          Section 1.5.1 Service of Process. The Surviving Corporation may be served with process in Nevada in any proceeding for the enforcement of an obligation of the Surviving Corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of LDI against the Surviving Corporation.

          Section 1.5.2     Appointment of Agent.  The Surviving
Corporation irrevocably appoints the Secretary of State of Nevada as its agent to accept service of process in any proceeding and such service of process may be forwarded to:

               John A. Mongelluzzo
               Vice President, General Counsel and Secretary
               Structural Dynamics Research Corporation
               2000 Eastman Drive
               Milford, Ohio 45150-2789

          Section 1.5.3 Dissenting Shareholders. The Surviving Corporation will promptly pay to the dissenting shareholders of LDI the amount, if any, to which they are entitled under Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes with respect to the rights of dissenting shareholders.


                          ARTICLE 2
                    CONVERSION OF SHARES

     Section 2.1 Merger Consideration. All of the shares of LDI Common Stock issued and outstanding as of the close of business on the business date immediately prior to the Effective Date shall, in the aggregate, without any action on the part of the Surviving Corporation or any holder of such shares, be converted by the Merger into shares of SDRC Common Stock without par value ("SDRC Common Stock"). A total of 1,350,000 shares (the "Shares") of SDRC Common Stock shall be issued by SDRC. Each individual share of LDI Common Stock issued and outstanding as of the close of business on the business date immediately prior to the Effective Date shall be converted into that number of shares of SDRC Common Stock equal to the total number of shares of SDRC Common Stock to be issued in the Merger as provided above divided by the total number of shares of LDI Common Stock issued and outstanding as of the close of business on the business date immediately prior to the Effective Date; provided, however, that no fractional shares of SDRC Common Stock shall be issued pursuant to the Merger and in lieu thereof cash shall be paid for fractional shares that would otherwise be issued, in accordance with Section 2.4 below.

     Section 2.2 Private Placement of Securities. The Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws, but will be issued pursuant to Regulation D promulgated under the Securities Act of 1933. SDRC's obligation to issue such shares upon consummation of the Merger is contingent upon the execution and delivery by each of the shareholders of LDI of an Investment Agreement (the "Investment Agreement") in the form appended hereto as Exhibit 2.2 and the receipt of assurances satisfactory to SDRC that each of the shareholders of LDI is an "accredited investor" as such term is defined by the rules of the Securities and Exchange Commission under the Securities Act of 1933. The Shares will be subject to the restrictions on transfer contained in the Investment Agreement and certificates representing such shares shall bear an appropriate legend to the effect that such shares are subject to the terms of the Investment Agreement.

     Section 2.3 Exchange of Certificates. After the Effective Date, each holder of a certificate or certificates for shares of LDI Common Stock, upon surrender of the same duly transmitted to SDRC's stock transfer agent (or in lieu of surrendering such certificates in the LDI of lost, stolen, destroyed or mislaid certificates, upon execution of such documentation as may be reasonably required by SDRC's stock transfer agent), shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of SDRC Common Stock into which such holder's shares of LDI Common Stock shall have been converted by the Merger plus a cash payment for any fraction of a share to which the holder is entitled, in lieu of such fraction of a share, equal in amount to the product resulting from multiplying such fraction by the Applicable Value Per Share of SDRC Common Stock. Until so surrendered, each outstanding certificate that prior to the time the Merger becomes effective represented shares of LDI Common Stock shall be deemed for all corporate purposes to evidence ownership of the number of full shares of SDRC Common Stock into which the same shall have been converted; provided, however, that dividends or distributions otherwise payable with respect to shares of SDRC Common Stock into which LDI Common Stock shall have been so converted shall be paid with respect to such shares only when the certificate or certificates evidencing any such shares of LDI Common Stock shall have been so surrendered (or in lieu of surrendering such certificates in the LDI of lost, stolen, destroyed or mislaid certificates, upon execution of such documentation as may be reasonably required by SDRC), and, thereupon, any such dividends and distributions shall be paid, without interest, to the holder entitled thereto, subject however to the operation of any applicable escheat or similar laws relating to unclaimed funds.

     Section 2.4     Dissenting Shares.

          (a) Notwithstanding anything in this Agreement to the contrary, if Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes shall be applicable to the Merger, shares of LDI Common Stock that are issued and outstanding immediately prior to the Effective Date and which are held by shareholders who have delivered notice of their intent to demand payment for their shares if the Merger is effectuated and who do not vote their shares in favor of the proposed action in the manner required by Nevada Revised Statutes Section 92A.420 ("Dissenting Shares") shall not be converted into or represent a right to receive shares of SDRC Common Stock pursuant to Section 2.1 hereof, but the holders thereof shall be entitled only to such rights as are granted by Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes shall receive payment therefor from the Surviving Corporation in accordance with the Nevada Revised Statutes.

          (b) LDI shall give SDRC (i) prompt notice of any written demand for payment and any other instrument served pursuant to Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes received by LDI, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for payment under such negotiations and proceedings with respect to demands for payment under such Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes. LDI shall not, except with the prior written consent of SDRC, voluntarily make any payment with respect to any demand for payment by a Dissenting Shareholder or offer to settle or settle any such demand.


                          ARTICLE 3
             REPRESENTATIONS AND WARRANTIES OF LDI

     LDI and Shareholder each hereby represents and warrants to SDRC and to the Surviving Corporation as follows:

     Section 3.1 Organization and Good Standing. LDI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and duly authorized to carry on the business presently conducted by it. LDI is qualified to do business in the jurisdictions listed on Schedule 3.1 and is not required to be qualified to do business in any other jurisdiction where the failure to be so qualified would have a Material Adverse Effect on LDI.

     Section 3.2 Capitalization. As of the date of this Agreement, LDI's authorized capital stock consists of 25,000 shares of common stock, without par value per share, of which 100 shares are issued and outstanding, fully paid and nonassessable. LDI has no outstanding stock and no outstanding options, warrants or other rights entitling another person to acquire any securities of LDI of any kind. Shareholder is the sole shareholder of LDI.

     Section 3.3 Subsidiaries. LDI does not have any direct or indirect subsidiaries and is not a party to any joint ventures
(referred to herein as "Subsidiaries").

     Section 3.4 Financial Statements. LDI has previously furnished to SDRC its unaudited financial statements as of December 31, 1996, 1995 and 1994 together with unaudited financial statements for the six month period ended June 30, 1997 (collectively, the "Financial Statements"). Except as set forth on Schedule 3.4, the Financial Statements fairly present the financial condition of LDI as of said dates and the results of its operations for the periods then ended, in conformity with generally accepted accounting principles, consistently applied, and there are no material liabilities, obligations or indebtedness of LDI required to be disclosed in the Financial Statements other than the liabilities, obligations or indebtedness disclosed therein (including footnotes).

     Section 3.5     Title.     Except where the result would not
have a Material Adverse Effect on LDI, LDI has good and marketable title to all of the properties and assets reflected in the Financial Statements as of the latest balance sheet contained in the Financial Statements, and which are still owned by it, and LDI has good and marketable title to all properties and assets acquired by it after such date and still owned by it, subject to (i) any liens and encumbrances that do not materially adversely impair the use of the property, (ii) statutory liens for taxes not yet due and payable and
(iii) minor defects and irregularities in title that do not materially adversely impair the use of the property.

     Section 3.6 Accounts Receivable. Schedule 3.6 includes an accurate aging schedule of all of the accounts receivable reflected on LDI's latest balance sheet included in the Financial Statements. The net accounts receivable (net of any accounts receivable reserve) reflected on the latest balance sheet included in the Financial Statements due from any party other than SDRC will be fully collectible after such date in the ordinary course of business using reasonable business methods in light of the nature of the business.

     Section 3.7 Real Property. LDI does not own any real estate. All of LDI's leases of real property are listed on Schedule 3.7, and except as set forth on Schedule 3.7, LDI's leases of real property are all assignable and do not contain change of control provisions. With respect to all real estate leased by LDI: (i) LDI is the owner and holder of the entire interest in the leasehold estates purported to be granted by such leases; (ii) LDI is not in material default under any lease and each lease constitutes a valid and binding obligation of the respective parties thereto; and (iii) there are no material declared defaults currently existing, LDI has not received any notices of material default, and, to the knowledge of LDI, no events have occurred that with notice, the lapse of time or both, would constitute a material default under any of the real estate leases to which LDI is a party.

     Section 3.8     Environmental Matters.  Except as disclosed on
Schedule 3.8: (i) the property and assets of LDI and the operations conducted thereon by LDI (aa) do not materially violate any applicable federal, state or local environmental law, regulation or ordinance (each hereinafter an "Environmental Law"), including by way of illustration and not by way of limitation, the Clean Air
Act, the Federal Water Pollution Control Act of 1972, the Resource Conservation and Recovery Act of 1976, the Comprehensive
Environmental Response Compensation and Liability Act of 1980, and the Toxic Substances Control Act (including any amendments or extensions thereof, and rules, regulations, standards or guidelines pursuant to any Environmental Laws) and all other environmental standards or requirements, and (bb) are not subject to any existing, pending or, to the knowledge of LDI, threatened investigation, inquiry or proceeding by any governmental authority or to any remedial obligations under any Environmental Law; (ii) all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed under any Environmental Law in connection with the use of the real properties and assets of LDI, including, without limitation, past or present treatment, storage, disposal or release of any or all petroleum products, underground storage tanks, and all Hazardous Substances (as such term is hereinafter defined) into the environment, have been obtained or filed; (iii) no Hazardous
Substances have been disposed of or otherwise released by LDI or, to the knowledge of LDI, by others on or to the real properties on which the operations of LDI are conducted except in strict compliance with Environmental Laws; and (iv) LDI does not have contingent liability in connection with the release of any Hazardous Substances into the environment. "Hazardous Substances" shall mean any toxic or hazardous or noxious substance, material or waste which is regulated by any local government authority having jurisdiction over the real properties of or used by LDI, the States of Ohio or Nevada or the United States government, including, but not limited to (i) asbestos or any asbestos containing material of any kind or character which is now or may become friable and polychlorinated biphenyls ("PCB's") as regulated by the Toxic Substance Control Act, 15 U.S.C.A. Section 2601 et seq., or materials or substances designated as "hazardous substances" pursuant to Section 311 of the Clean Water
Act, 33 U.S.C.A. Section 1251 et seq., defined as "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery
Act, 42 U.S.C.A. Section 6901 et. seq., or defined as "hazardous substances" pursuant to Section 101 of the Comprehensive
Environmental Response, Compensation and Liability Act, 42 U.S.C.A.
Section 9601 et. seq.

     Except as disclosed on Schedule 3.8, no notice of any violation of any Environmental Laws has been received by LDI concerning the real properties leased by LDI, and, to the knowledge of LDI, there are no existing or pending requirements of any governmental authority relating to environmental matters requiring any remedial action or other work, repairs, construction or capital expenditures with respect to the real properties. To its knowledge, LDI has not been named as a "potentially responsible party" in connection with any litigation, investigation or similar matter, and LDI does not know of any matter in which LDI may be so named.

     Section 3.9 Absence of Material Adverse Changes. Except as disclosed on Schedule 3.9: (i) since December 31, 1996, there have been no changes which would have a Material Adverse Effect on the financial condition, operations or business of LDI; and (ii) neither LDI's chief executive officer nor its chief financial officer is aware of any events which have occurred since December 31, 1996 or which are reasonably certain to occur in the future and which reasonably can be expected to result in any Material Adverse Effect on the financial condition, operations or business of LDI.

     Section 3.1     Material Customer.  LDI's only material
customer is SDRC.

     Section 3.11 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against on LDI's latest balance sheet included in the Financial Statements or as set forth on any of the Schedules to this Agreement, LDI does not have any undisclosed liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected on a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     Section 3.12     Litigation.  Except as disclosed on Schedule
3.12 hereto, there are no actions, suits, proceedings, investigations or assessments of any kind pending before any court, administrative agency, arbitration association, or other regulatory body, or to the knowledge of LDI, threatened against LDI which if successful might result in any Material Adverse Effect on LDI or which questions the validity or legality of this Agreement or of any action taken or to be taken by LDI in connection with this Agreement.

     Section 3.13     Taxes.   Except to the extent reserved against
on the latest balance sheet included in the Financial Statements and/or as set forth on Schedule 3.13, LDI has (i) timely filed all tax returns, schedules, declarations, and tax-related documents (collectively, "Returns") required to be filed by any and all jurisdictions to which it is or has been subject; (ii) timely paid in full any taxes, interest and penalties with respect thereto, subject to audit of the taxing authorities by such jurisdictions and timely made any deposits of tax required by taxing jurisdictions;
(iii) fully accrued on its books an amount sufficient to pay all taxes not yet due for any completed taxable period; (iv) made timely payments of the taxes required to be deducted and withheld from the wages paid to employees; and (v) otherwise satisfied, in all material respects, all legal requirements applicable to it with respect to all aforementioned obligations to taxing jurisdictions. All Returns filed by LDI correctly reflect in all material respects its income, expenses, deductions, credits and loss carryovers and the taxes due and are otherwise accurate and complete in all material respects. LDI has delivered to SDRC true and complete copies of all federal income tax returns of LDI for each of the taxable years ended 1994, 1995 and 1996. The most recent period for which an assessment can no longer be made by the IRS with respect to federal income tax obligations of LDI is for the fiscal year ended 1991. Except as set forth on Schedule 3.14, LDI has not experienced an audit of any of the Returns, and LDI has no knowledge that an audit of any of the Returns is in progress and has no reason to believe that any such audit is contemplated. There are no other pending questions received by LDI from any taxing authority relating to, or claims asserted for (or to the knowledge of LDI any basis therefor), taxes or assessments of LDI. For purposes of this Section, "tax" and "taxes" (when not modified by other words such as "income" or "franchise") shall include all income, gross receipts, franchise, excise, real and personal property, and other taxes imposed by any federal, state, municipal, local, or other governmental agency, including assessments in the nature of taxes.

     Section 3.14 Contracts, Agreements and Commitments. Except as disclosed on Schedule 3.14, as of the date hereof, LDI is not a party to any material contract, agreement or commitment, oral or written, which is to be performed in whole or in part at or after the date of this Agreement with remaining commitments by or to LDI of $50,000 or more. Except as set forth on Schedule 3.14, there is no breach or violation of, or default under any material contract, agreement or commitment, and no event has occurred which, with notice or lapse of time or both, would constitute a breach, violation or default, or give rise to a right of termination, modification, cancellation, prepayment or acceleration under any such contract, agreement or commitment.

     Section 3.15     Intellectual Property.

          (a) Schedule 3.15 contains a complete and accurate list of all of LDI's Intellectual Property, as defined herein.
Schedule 3.15 also contains a complete and accurate list of all third-party owned software incorporated into any LDI product. Except as set forth in Schedule 3.15, LDI owns all right, title and interest in and to, or holds valid licenses, if any, in and to the Intellectual Property. Schedule 3.15 sets forth a list of all software products currently marketed by LDI, or marketed within the three year period prior to the date of this Agreement, and identifies the source or method of intellectual property protection utilized or relied upon by LDI with respect to each such product. Except as described on Schedule 3.15, none of the software products marketed by LDI has entered the public domain or otherwise lacks intellectual property protection.

          (b) Except as set forth on Schedule 3.15, LDI has not, as of and since the date upon which it acquired any of the Intellectual Property, (i) transferred, conveyed, sold, assigned, pledged, mortgaged or granted a security interest in any of the Intellectual Property to any third party, (ii) entered into any license, franchise or other agreement with respect to any of the Intellectual Property with any third person, or (iii) otherwise encumbered any of the Intellectual Property. LDI has maintained and enforced its rights in the Intellectual Property in accordance with its customary practices in order to safeguard the secrecy of all aspects of the Intellectual Property that are considered to be trade secrets.

          (c) The conduct of the business of LDI as currently conducted does not, to LDI's knowledge, conflict, misappropriate or infringe in any way with any intellectual property right of any third party that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on LDI's business, and there is no claim, suit, action or proceeding pending or, to the knowledge of LDI, threatened against LDI (i) alleging that use of the Intellectual Property or any intellectual property licenses conflicts or infringes in any way with any third party's intellectual property rights, or (ii) challenging LDI's ownership of or right to use or the validity of any Intellectual Property. To LDI's knowledge, there are no conflicts, misappropriations, infringements or other violations by any third party of any of the Intellectual Property owned by or licensed by or to LDI.

          (d) Each copyright registration, patent and trademark registration and each application therefor listed in Schedule 3.15 is valid, subsisting and in proper form, and has been duly maintained, including the submission of all necessary filings in accordance with the legal and administrative requirements of the appropriate jurisdictions. LDI has taken all of the proper precautions to maintain the secrecy of its Intellectual Property that are considered to be trade secrets, and to protect their trade secrets from disclosure to the full extent required under applicable law. Except as set forth in Schedule 3.15, there have been no failures in complying with such requirements and no Copyright, Patent or Trademark, each as defined herein, has lapsed and there has been no cancellation or abandonment thereof.

          (e) Neither LDI nor any other person has, to the knowledge of LDI, granted any release, covenant not to sue, or non-assertion assurance or entered into any indemnification or settlement agreement with any person with respect to any part of the Intellectual Property or any intellectual property licenses associated with the Intellectual Property.

     For the purpose of this Agreement, "Intellectual Property" shall be defined as (a) all know-how, show-how, confidential or proprietary technical information, trade secrets, designs, processes, computer software or databases originating with LDI or as "work for hire" created by or on behalf of LDI, research in progress, inventions or invention disclosures (whether patentable or unpatentable) and drawings, schematics, blueprints, flow sheets, designs and models; (b) all copyrights, copyright registrations, copyrights mask works and copyright applications (the "Copyrights");
(c) all patents, patent applications, patents pending, patent disclosures on inventions and all patents issued upon said patent applications or based upon such disclosures (the "Patents"); and (d) all registered and unregistered trade names, trademarks, service marks, product designations, corporate names, trade dress, logos, slogans, designs and general intangibles of like nature, together with all registrations and recordings and all applications for registration therefor and all translations, adaptations, derivatives and combinations thereof (the "Trademarks").

     Section 3.16 Business Operation. Since December 31, 1996, LDI has been operating in the ordinary course of business, has not made any changes in its capital or corporate structures, nor any material changes in its methods of business operation and has not provided any increases in employee salaries or benefits or made a commitment to change the compensation of any employee, other than in the ordinary course. Except as set forth on Schedule 3.16, since December 31, 1996, LDI has not declared or paid any dividends nor made any distributions of any other kind to its shareholders.

     Section 3.17     LDI's Employees and Employee Benefit Plans.
Schedule 3.17 contains a complete and accurate list and a brief description of each employee contract and each plan or arrangement, including the total number of LDI shares authorized to be issued under each such contract, plan or arrangement, which provides any of the following benefits: bonus, profit sharing, employee stock ownership, stock option, stock appreciation right, stock grant, phantom stock, pension, retirement, insurance, medical, hospitalization, dental, disability, vacation, workers' compensation, unemployment, deferred or incentive compensation, severance or any other benefit, including, without limitation, each "employee pension benefit plan" within the meaning of Section 3(2) of ERISA, and "employee welfare benefit plan" within the meaning of
Section 3(1) of ERISA (collectively, "Benefit Plans") with respect to any one or more of the employees or former employees of LDI. To the extent the Benefit Plans have been reduced to writing, complete and accurate copies of all the Benefit Plans have been delivered to SDRC. In the event a Benefit Plan is not in written form, Schedule
3.17 includes a complete and accurate description of such Benefit Plan. LDI is not and never has been obligated to make contributions to any multi-employer plan within the meaning of Section 3(37) of ERISA and there exist no unfunded liabilities under any of the Benefit Plans. Schedule 3.17 also includes an accurate and complete list of each employee of LDI with each employee's job title and annual compensation set forth next to each employee's name. Since December 31, 1996, other than in the ordinary course of business, there has been no change in the compensation payable to such employees. Except as otherwise set forth in Schedule 3.17, LDI has not promised to provide and is not providing any medical or life insurance benefits to former employees or any other persons other than current employees. LDI has previously delivered to SDRC copies of all executory employment agreements.

     Section 3.18     Compliance of Plans with ERISA and Code.

          3.18.1 Compliance. If any of the Benefit Plans were to be terminated, LDI would not have any material liability with respect to any Benefit Plan other than for amounts already paid or provided for. All Benefit Plans comply in all material respects with all applicable laws and regulations including the requirements of the Code that the Benefit Plans be non-discriminatory with regard to coverage, availability of benefits and amount and level of benefits. Each Benefit Plan has received a favorable determination letter from the Internal Revenue Service ("IRS"), each of which is current, that such Benefit Plan meets the requirements of Section 401(a) of the Code. There is no "excess reserve" with respect to any Benefit Plan under Section 419(A)(f)(7)(C) of the Code. Each participant and beneficiary under each of the Benefit Plans, and each of their spouses and dependents, has received (i) all notices and reports required by ERISA within the required deadlines, and
(ii) adequate and timely notice of all elections and options permitted under the Benefit Plans. All required contributions have been made to each of the Benefit Plans.

          3.18.2 Violations. LDI has not engaged in any transaction which could result in a material liability under Section 409 of ERISA or Section 4975 of the Code. The execution and delivery of this Agreement will not cause the termination of any of the Benefit Plans, involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code, nor constitute a breach of fiduciary responsibility with respect to the Benefit Plans.

          3.18.3 Documents. LDI has delivered to SDRC: (i) all determination letters issued by the IRS within the past five years with respect to the Benefit Plans, and the requests therefor; (ii) any and all documents submitted by LDI to the IRS or the Department of Labor ("DOL") with respect to the Benefit Plans during the past five years; (iii) any document relating to the Benefit Plans or the participation of LDI therein, or the benefits provided thereunder that create liability with respect thereto; and (iv) any documents received by LDI from the IRS or the DOL challenging or raising questions regarding the compliance of any Benefit Plan with the Code, ERISA or any other applicable law.

     Section 3.19 Labor and Employment Matters. LDI is not a party to any collective bargaining agreement. No person or party (including, but not limited to, governmental agencies of any kind) has any valid or enforceable claim or any basis for any valid and enforceable action or proceeding against LDI arising out of any federal and/or state equal employment opportunity statutes, ordinances or regulations, including, but not limited to, those pertaining to race, age, religion, gender, sexual harassment and all other similar claims. To the knowledge of LDI, LDI's employees are United States citizens or are otherwise fully and properly authorized to work on a permanent basis in the United States.

     Section 3.20 Overtime, Back Wages, Vacation and Minimum Wages. Except as set forth on Schedule 3.20 or as reflected in the latest balance sheet included in the Financial Statements, no present or former employee of LDI has any valid and enforceable claim (whether under federal or state law) under any employment agreement, or otherwise, on account of or for (i) overtime pay, other than overtime pay for the current payroll period, (ii) wages or salary for any period other than the current payroll period,
(iii) vacation or time off (or pay in lieu thereof), other than that earned in respect of the previous twelve months, or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work.

     Section 3.21 Discrimination, Occupational Safety and Other Statutes and Regulations. Except as set forth on Schedule 3.21, no person or party (including, but not limited to, governmental agencies of any kind) has any valid and enforceable claim, or any basis for any valid and enforceable action or proceeding against LDI arising out of any material breach or violation by LDI of any statute, ordinance or regulation relating to discrimination in employment or employment practices or occupational safety and health standards (including without limitation, the Occupational Safety and Health Act, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act (except to the extent such act deals with physical facilities) or the Family and Medical Leave
Act).

     Section 3.22     LDI's Insurance Policies.   Schedule 3.22
contains an accurate and complete list of each insurance policy currently providing coverage for the assets of LDI, its directors, officers and all employees. LDI has at all times maintained liability coverage with financially sound and reputable insurance carriers in amounts which are reasonable in light of the business of LDI and its claims experience. LDI has no knowledge that any insurance carriers presently providing insurance coverage to LDI intend to cancel or refuse to renew such policies or materially increase the premiums payable for coverage comparable to present coverage, except for premium increases to be generally applicable; nor does LDI have any knowledge that any such insurance carriers intend to require LDI to implement material changes in its present operating facilities or methods or products as a condition to maintaining insurance.

     Section 3.23 Bank Matters. Set forth on Schedule 3.23 is a list of each bank account, including the name and address of the bank and the account number, maintained by LDI. The list identifies each person who has signature power with respect to each such account. Schedule 3.23 also contains a list of all bank loans held by LDI, including the name and address of the bank, the loan number, the original loan amount and all balances due. LDI has previously provided SDRC with copies of all documentation with respect to any bank loans.

     Section 3.24 Securities Laws and Regulations. Except as set forth on Schedule 3.24, all of the LDI Common Stock previously issued was issued in full compliance with all federal and state securities laws and all regulations promulgated thereunder.

     Section 3.25 Minute Books and Stock Record Books. The minute books of LDI contain complete and accurate records of all official meetings and other corporate actions of its shareholders and its Board of Directors, including, but not limited to, any committees of its Board of Directors. The stock record books of LDI contain complete and accurate records of all transactions involving the issuance or transfer of equity securities of LDI.

     Section 3.26 Brokers' Fees. LDI (i) has not, directly or indirectly, dealt with any broker or finder in connection with this transaction and (ii) has not incurred or will not incur any obligation for any broker's or finder's fee or commission in connection with the transactions provided for in this Agreement.

     Section 3.27 Private Placement of Securities. LDI shall cooperate as reasonably requested by SDRC in connection with complying with the provisions of Regulation D promulgated under the Securities Act of 1933 in the issuance of shares of SDRC Common Stock to the shareholders of LDI in the Merger. To the knowledge of LDI, each of the shareholders of LDI is an "accredited investor" as such term is defined by rules of the Securities and Exchange Commission under the Securities Act of 1933.

     Section 3.28 Tax Matters. Neither LDI nor its affiliates or shareholders have taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code.

     Section 3.29 Corporate Power and Authorization. The directors of LDI, by resolution adopted by the vote of the directors at a meeting duly called and held in accordance with applicable law, have duly approved this Agreement, and have directed that this Agreement be submitted to a vote of LDI's shareholders at a special meeting of shareholders to be called for that purpose, all in accordance with and as required by law and in accordance with the Articles of Incorporation and Bylaws of LDI. LDI has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder subject to certain required regulatory and shareholder approvals. This Agreement, when executed and delivered, will have been duly authorized and will constitute valid and binding obligations of LDI, enforceable in accordance with their respective terms, except to the extent that (i) enforceability thereof may be limited by insolvency, reorganization, liquidation, bankruptcy, readjustment of debt or other laws of general application relating to or affecting the enforcement of creditors' rights, and (ii) the availability of certain remedies may be precluded by general principles of equity, subject, however, to the receipt of requisite regulatory approvals and the approval of LDI's shareholders.

     Section 3.30 No Violation. Except as set forth on Schedule 3.30, neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, (i) conflicts with, results in a breach of, violates or constitutes a material default under, LDI's Articles of Incorporation or Bylaws or any federal, state or local law, statute, ordinance, rule, regulation or court or administrative order, or any agreement, arrangement or commitment to which LDI, or any of its property is subject or bound; (ii) results in the creation of or gives any person the right to create any lien, charge, encumbrance, security agreement or any other rights of others or other adverse interest upon any material right, property or asset belonging to LDI other than such rights as may be given dissenting shareholders of LDI pursuant to Nevada law; (iii) terminates or gives any person the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which LDI is a party or by which LDI's rights, properties or assets are subject or bound; or (iv) accelerates or modifies, or gives any party thereto the right to accelerate or modify, the time within which, or the terms according to which, LDI is to perform any duties or obligations or receive any rights or benefits under any material agreements, arrangements or commitments. For purposes of subparagraphs (iii) and (iv) immediately preceding, material agreements, arrangements or commitments exclude agreements, arrangements or commitments having a term expiring less than six months from the date of this Agreement or which do not require the expenditure of more than $20,000 (but shall include all agreements, arrangements or commitments pursuant to which credit has been extended by LDI).

     Section 3.31     International Business Matters.   LDI does not
engage in any international business except through SDRC.

     Section 3.32     Maintenance and Enhancement Agreements.
Except as set forth on Schedule 3.32, LDI has not orally or in writing committed to provide selective special enhancements to any of its software products for any LDI customers other than SDRC or to provide special or increased maintenance obligations to any of its customers other than SDRC.

     Section 3.33     Full Disclosure.  No representation or
warranty made by LDI in this Agreement or any Schedule or Exhibit hereto and no statement or certificate or memorandum furnished or to be furnished by LDI pursuant hereto or in connection with the transactions covered hereby contains or will contain any untrue statement of a material fact, or omit any material fact, the omission of which would be misleading.


                        ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF SDRC

     SDRC hereby represents and warrants to LDI and to Shareholder, their heirs, successors and assigns as follows:

     Section 4.1 Organization and Good Standing. Each of SDRC and the Surviving Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and is duly authorized to carry on the business presently conducted by it.

     Section 4.2 Capitalization. SDRC's authorized capital stock consists of 100,000,000 shares of common stock, no par value, of which 35,655,143 shares were issued and outstanding as of the close of business on the last business day prior to the date of this Agreement, all of which were fully paid and nonassessable.

     Section 4.3 Corporate Power and Authorization. The Board of Directors of SDRC, by resolution adopted by a vote of the directors at a meeting duly called and held in accordance with applicable law, has duly approved this Agreement, all in accordance with and as required by law and in accordance with the Articles of Incorporation and Code of Regulations of SDRC. SDRC has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder subject to certain required regulatory approvals. This Agreement, when executed and delivered, will be duly authorized and will constitute a valid and binding obligation of SDRC, enforceable in accordance with its terms, except to the extent that (i) enforceability thereof may be limited by insolvency, reorganization, liquidation, bankruptcy, readjustment of debt or other laws of general application relating to or affecting the enforcement of creditors' rights, and (ii) the availability of certain remedies may be precluded by general principles of equity, subject, however, to the receipt of requisite regulatory approvals. Upon the formation of Surviving Corporation, SDRC as the sole shareholder of Surviving Corporation, shall cause the board of directors and the sole shareholder to approve the Merger and shall cause the Surviving Corporation to meet all of its obligations in connection with the Merger as set forth in this Agreement.

     Section 4.4 No Violation. Neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, (i) conflicts with, results in a breach of, violates or constitutes a material default under SDRC's Articles of Incorporation or Code of Regulations or any federal, state or local law, statute, ordinance, rule, regulation or court or administrative order, or any agreement, arrangement, or commitment, to which SDRC or any of its property is subject or bound; (ii) results in the creation of or gives any person the right to create any lien, charge, encumbrance, security agreement or any other rights of others or other adverse interest upon any material right, property or asset belonging to SDRC; (iii) terminates or gives any person the right to terminate, amend, abandon, or refuse to perform any material agreement, arrangement or commitment to which LDI is a party or by which SDRC's rights, properties or assets are subject or bound; or (iv) accelerates or modifies, or gives any party thereto the right to accelerate or modify, the time within which, or the terms according to which, SDRC is to perform any duties or obligations or receive any rights or benefits under any material agreements, arrangements or commitments.

     Section 4.5 Shares to be Issued. The shares of SDRC Common Stock to be issued and delivered pursuant to this Agreement will, when so issued, be duly and validly issued, fully paid and nonassessable.

     Section 4.6 SEC Filings. SDRC has delivered to LDI true and complete copies of its (i) Annual Report on Form 10-K for the year ended December 31, 1996 as filed with the Securities and Exchange Commission ("SEC"), and its Annual Report to Shareholders for such year; (ii) proxy statements relating to SDRC's meeting of shareholders held on April 29, 1997; and (iii) all other reports, statements and registration statements (including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed by SDRC with the SEC since December 31, 1996 (collectively, the "SEC Filings"). As of their respective dates, the SEC Filings (including all exhibits and schedules thereto and documents incorporated by reference therein) complied as to form in all material respects with the applicable laws and rules and regulations of the SEC and did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of SDRC and its subsidiaries included or incorporated by reference in the SEC Filings (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated assets, liabilities and financial position of SDRC and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended (subject, in the LDI of any unaudited interim financial statements, to normal year-end adjustments).

     Section 4.7 No Material Adverse Change. Except as disclosed in the SEC Filings filed with the SEC through the date of this Agreement, since September 30, 1997, there has been no change in, and no event, occurrence or development in the business of SDRC, the Surviving Corporation or any of the SDRC subsidiaries that, taken together with other events, occurrences and developments with respect to such business, has had or would reasonably be expected to have a Material Adverse Effect on SDRC or the ability of SDRC to consummate the transactions contemplated hereby.

     Section 4.8 Current Plans or Intentions. To the knowledge of SDRC neither SDRC nor any of its subsidiaries, affiliates or shareholders has taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code and SDRC does not have any current plan or intention to take any of the following actions within the twelve month period immediately following the Effective Date:

          (a)     liquidate the Surviving Corporation;

          (b) merge the Surviving Corporation with or into another corporation, except if the Surviving Corporation is the surviving corporation;

          (c) cause the Surviving Corporation or any Surviving Corporation Subsidiary to sell or otherwise dispose of any of its assets to any entity other than the Surviving Corporation or a Surviving Corporation Subsidiary, with the following exceptions: (i) sales or dispositions in the ordinary course of business, or (ii) sales or dispositions which would not violate the "substantially all" test as defined in Rev. Proc. 77-37, 1977-2 568 Section 3.01;

          (d) dispose of any stock of the Surviving Corporation except for transfers to corporations controlled by SDRC, as defined in Section 368(c) of the Code, or cause the Surviving Corporation to issue shares of its stock to anyone other than SDRC that would result in SDRC losing 80% control of the Surviving Corporation, as defined in Section 368(c) of the Code.

     For purposes of this Section 4.8, the term "Surviving Corporation Subsidiary" shall mean any entity with respect to which the Surviving Corporation or another Surviving Corporation Subsidiary (so defined), at the time of the occurrence of the event described in this Section 4.8, owns stock that possesses at least 80% of the total voting power of such entity and has a value equal to at least 80% of the total value of the stock of such entity.

     Section 4.9 Litigation. Except as disclosed in SDRC's SEC Filings, there are no actions, suits, proceedings, investigations or assessments of any kind pending before any court, administrative agency, arbitration association, or other regulatory body, or to the knowledge of SDRC, threatened against SDRC or any of its subsidiaries which if successful might have a Material Adverse Effect or which questions the validity or legality of this Agreement or of any action taken or to be taken by SDRC or the Surviving Corporation in connection with this Agreement.

     Section 4.10 Brokers' Fees. SDRC has not (i) directly or indirectly, dealt with any broker or finder in connection with this transaction and (ii) has not incurred or will not incur any obligation for any broker's or finder's fee or commission in connection with the transactions provided for in this Agreement.

     Section 4.11 Governmental Authorities; Consents. Except for the filing of the Certificate of Merger and the Articles of Merger with the Secretaries of State of the States of Ohio and Nevada, SDRC is not required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement, the Certificate of Merger or the Articles of Merger or the consummation of the transactions contemplated hereby or thereby. No approval or authorization of any governmental or regulatory authority or any other party or person (except the approval of the Agreement of Merger and Plan of Reorganization by the shareholders of LDI and Surviving Corporation) is required to be obtained by SDRC or Surviving Corporation in connection with their execution, delivery and performance of this Agreement, the Certificate of Merger or the Articles of Merger or the transactions contemplated hereby or thereby.

     Section 4.12 Full Disclosure. No representation or warranty made by SDRC in this Agreement or exhibit hereto and no statement or certificate or memorandum furnished or to be furnished by SDRC pursuant hereto or in connection with the transactions covered hereby contains or will contain any untrue statement of a material fact, or omit any material fact, the omission of which would be misleading.


                            ARTICLE 5
                            COVENANTS

     Section 5.1 Cooperation. Each of the parties hereto shall cooperate with the other party in all reasonable respects, and shall take all other steps necessary to carry out and consummate the transactions contemplated by this Agreement at the earliest practicable time including, without limitation, the filing of applications, notices and other documents with, and obtaining approval from, appropriate governmental regulatory agencies.

     Section 5.2 Access to Information. LDI has permitted SDRC, its officers, employees, accountants, agents and attorneys, and SDRC has permitted LDI, its officers, employees, accountants, agents and attorneys, to have reasonable access during business hours to their respective books, records and properties for the purpose of making a detailed examination or updating and amplifying prior examinations of the financial condition, assets, liabilities, legal compliance, affairs and the conduct of the business of LDI or SDRC, as the case may be, and permitting one another to undertake a complete due diligence investigation to its satisfaction provided, however, that any such due diligence investigation by SDRC or LDI shall not relieve SDRC or LDI from any responsibility or liability for any material misrepresentation or material breach of warranty hereunder discovered in the course of or subsequent to such investigation and prior to the Effective Date.

     Section 5.3 Conduct of the Business Until the Effective Date. Except for actions contemplated hereby or taken with the prior written consent of SDRC and LDI, SDRC and LDI will, from the date of this Agreement until the Effective Date, conduct their business only in the ordinary course and consistent with past practices, and LDI will refrain from taking any action which would result in a material breach of any representation and warranty made by LDI herein. During the period from the date of this Agreement to the Effective Date, LDI shall not without prior written consent from SDRC, which consent will not be unreasonably withheld or delayed,
(1) license, sell or otherwise dispose of any asset, property or intellectual property rights, in any form, in whole or in part; (2) except for payroll and related employee benefit payments, make any individual disbursements, commitments or purchases in excess of $10,000; and (3) Subchapter S "triple A" end of year distributions to Shareholder in accordance with LDI's past practices, provided that such distributions shall not deplete the total combined cash of LDI and Computer Aided Systems for Engineering, Inc. ("CASE") to less than $200,000 as of the Effective Date.

     Section 5.4 Capital Structure and Dividends. From the date of this Agreement until the Effective Date, LDI will not issue any long term debt or additional securities of any kind or warrants or options to purchase any of such securities. As of the date of this Agreement, LDI shall take no actions which change or affect its capital structure; nor shall LDI, without the prior written consent of SDRC, except as set forth on Schedule 5.4, pay any dividends or make any distributions on LDI's stock.

     Section 5.5 No Other Negotiations. From the date of this Agreement until the Effective Date, LDI agrees that neither it, nor any officer, director, employee or agent on its behalf will initiate or hold discussions, negotiate or bargain with or entertain offers from any other party concerning the acquisition or change in control of LDI, however structured. In the event LDI receives an unsolicited offer relating to the type of transaction contemplated hereby, LDI shall immediately notify SDRC in writing of the existence and contents of the offer, the identity of the offeror, and shall provide SDRC with a copy of the offer and any related correspondence. LDI shall immediately inform the offeror of the existence of this Agreement and LDI shall reject such offer.

     Section 5.6 Private Placement of Securities. SDRC and LDI shall use reasonable efforts to meet the requirements of Regulation D promulgated under the Securities Act of 1933 in order to accomplish the issuance of shares of SDRC Common Stock to the shareholders of LDI in the Merger. SDRC's obligation to consummate the Merger is contingent upon the satisfaction of all of the conditions required by Regulation D, the execution and delivery of an Investor Agreement in the form appended hereto as Exhibit 2.2 by each of the shareholders of LDI on or before the Effective Date, and delivery to SDRC of evidence satisfactory to SDRC that each of the shareholders of LDI is an "accredited investor" as such term is defined by the rules of the Securities and Exchange Commission under the Securities Act of 1933.

     Section 5.7  Employee Matters.

          (a) Subject to the following agreements, after the Effective Date SDRC shall have the right to continue, amend or terminate any or all of the Benefit Plans (as defined in Section 3.17) in accordance with the terms thereof and subject to any limitation arising under applicable law. Until SDRC shall take such action, however, such Benefit Plans shall continue in force for the benefit of present and former employees of LDI who have any present or future entitlement to benefits under any of the Benefit Plans ("LDI Employees").

          (b) SDRC will honor the obligations of LDI with respect to vested rights under Benefit Plans and agreements of LDI relating to LDI Employees in accordance with the terms of such vested rights and subject to the provisions of Section 5.7(a).

          (c) SDRC will credit all employees of LDI with all service with LDI for purposes of eligibility to participate, eligibility for benefits, calculation of benefits and vesting under any of the Surviving Corporation's or SDRC's existing or future employee benefit plans, programs or arrangements under which the right to or the amount of benefits is based on service of such employees.

          (d) This Section 5.7 is an agreement solely between LDI and SDRC. Nothing in this Section 5.7, whether express or implied, confers upon any employee of LDI or SDRC or any other person, any rights or remedies, including, but not limited to: (i) any right to employment or recall, (ii) any right to continued employment for any specified period, or (iii) any right to claim any particular compensation, benefit or aggregate of benefits, of any kind or nature whatsoever, as a result of this Section 5.7.

          (e) SDRC acknowledges that in 1998 LDI would but for the Merger make a substantial voluntary contribution to its profit sharing plan for the benefit of its employees with respect to the year 1997. SDRC hereby covenants and agrees to make such voluntary contribution in the maximum amount permitted by law, not to exceed $30,000, no later than March 15, 1998.

     Section 5.8 Tax and Accounting Treatment. LDI and SDRC shall use reasonable efforts to cause the Merger to qualify, and shall not take any actions which could prevent the Merger from qualifying, for pooling-of-interests accounting treatment and as a "reorganization" pursuant to Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code that would be tax free to the shareholders of LDI.

     Section 5.9 SEC Reports. SDRC agrees to provide to LDI copies of all reports and other documents filed with the SEC by it and between the date hereof and the Effective Date within five days after the date such reports or other documents are filed with the SEC.

     Section 5.10 Shareholder Approval. LDI shall call a meeting of its shareholders for the purpose of voting upon this Agreement and the Merger, and shall schedule such meeting based on consultation with SDRC. The Board of Directors of LDI shall recommend approval of this Agreement and the Merger, and use its best efforts (including, without limitation, soliciting proxies for such approvals) to obtain such shareholder approval.

     Section 5.11 Sales of SDRC Common Stock. In order that SDRC may account for the Merger as a pooling of interests, LDI shall use its best efforts to cause the directors and officers of LDI and other affiliates not to sell any shares of SDRC Common Stock until after SDRC has filed with the SEC financial results for at least 30 days of the combined operations of SDRC and LDI. SDRC hereby covenants and agrees to file its routine first quarter 1998 earnings press release with the SEC as an exhibit to a Form 8-K as soon as is practicable after it issues such press release and in any event not later than April 30, 1998.

     Section 5.12 Tax Files. LDI shall maintain and make available to SDRC all of its files, working papers and Returns associated with the federal income tax obligations of LDI for the earliest fiscal year for which unused net operating loss carry forwards exist through 1997, inclusive.



                           ARTICLE 6
                CONDITIONS PRECEDENT TO CLOSING

     Section 6.1 Conditions to the Obligations of Each of the Parties. The obligation of each of the parties hereto to consummate the transaction provided for herein is subject to the fulfillment on or prior to the Effective Date of each of the following conditions:

          Section 6.1.1 Corporate Approvals. The shareholders of LDI and Surviving Corporation each shall have duly approved and adopted this Agreement and the Merger in accordance with and as required by law and in accordance with each company's charter and bylaws or code of regulations.

          Section 6.1.2 Governmental Approvals. All necessary governmental and regulatory orders, consents, clearance and approvals and requirements shall have been secured and satisfied and all applicable waiting periods expired for the consummation of the transaction contemplated hereby.

          Section 6.1.3 Private Placement of Securities. SDRC shall have complied with Regulation D promulgated by the SEC under the 1933 Act to enable SDRC to issue the Shares as restricted securities to the shareholders of LDI in the Merger under the private placement exemption of the 1933 Act. On or before the Effective Date, each of the shareholders of LDI shall have executed and delivered to SDRC an Investment Agreement in the form appended hereto as Exhibit 2.2.

          Section 6.1.4 Tax Opinion. Counsel for SDRC, shall have delivered an opinion to both LDI and SDRC, satisfactory to both parties, that the transaction contemplated hereby will be treated for tax purposes as a tax-free exchange of stock pursuant to the Code.

          Section 6.1.5 Employment of LDI Employees. Prior to the Effective Date, SDRC shall have identified those employees of LDI which shall be retained by SDRC.

          Section 6.1.6 No Orders. The consummation of the Merger or the transactions contemplated hereby shall not have been restrained, enjoined, or prohibited by any court or governmental authority of competent jurisdiction, and there shall be no action or proceeding pending which seeks such relief.

          Section 6.1.7     Other Merging Closing.  Concurrently
with the closing of the Merger on the Effective Date, the merger of CASE into the Surviving Corporation shall also have closed and become effective.

     Section 6.2 Conditions to the Obligations of SDRC. The obligation of SDRC to consummate the transaction provided for herein is subject to fulfillment at or prior to the Effective Date of each of the following conditions unless waived by SDRC in a writing delivered to LDI which specifically refers to the condition or conditions being waived:

          Section 6.2.1 Representations and Warranties. All of the representations and warranties of LDI set forth in Article 3 of this Agreement shall be true and correct in all material respects at and as of the respective dates set forth with respect to each, as of the date of this Agreement and at and as of the Effective Date as if each such representation and warranty was given on and as of the Effective Date (except (i) that any such representation and warranty made as of a specified date shall only need to have been true in all material respects on and as of such date, and (ii) that any liability or potential liability which accrues to LDI as a result of its compliance with any other Covenants or Conditions to Closing specified in this Agreement shall not constitute a breach of any LDI's representations and warranties, hereunder).

          Section 6.2.2     LDI's Covenants.  LDI shall have
performed all covenants and obligations required by this Agreement to be performed by it on or before the Effective Date.

          Section 6.2.3 Financial Statements. LDI shall have delivered to SDRC unaudited financial statements for the year ended December 31, 1996 prior to the Effective Date and SDRC shall have caused its independent public accountants to have reviewed such unaudited 1996 financial statements and LDI's unaudited financial statements as of the end of the month immediately preceding the Effective Date, performed such other auditing procedures as may be requested by SDRC and reported that it is not aware of any material modifications that should be made in order for such financial statements to be in substantial conformity with generally accepted accounting principles and to accurately state LDI's financial condition and results of operations as of the respective dates thereof.

          Section 6.2.4 Pooling of Interests. SDRC shall have received assurances satisfactory to it that the transaction contemplated hereby may be accounted for as a pooling-of-interests, the SEC shall have raised no objection to such accounting treatment and SDRC shall have received on or before the Effective Date a letter from Price Waterhouse, L.L.P. supporting the pooling-of-interests accounting treatment for the Merger. In addition, Clark, Schaefer, Hackett & Co. shall have issued, prior to the Effective
Date, a letter indicating that LDI is a poolable entity.

          Section 6.2.5 Dissenter's Rights. The holders of not more than 10% of the outstanding shares of LDI Common Stock shall have exercised dissenter's rights in connection with the shareholders' vote taken on the Merger.

          Section 6.2.6     Merger of CASE Into Surviving
Corporation. Prior to the Effective Date, CASE shall have been merged into or otherwise acquired in its entirety by Surviving
Corporation.

          Section 6.2.7     Opinion of LDI's Corporate Counsel.
Counsel for LDI, shall have delivered to SDRC a customary opinion of counsel dated the Effective Date, in the form attached hereto as
Exhibit 6.2.7.

          Section 6.2.8 Personal Guaranty by Principals. On or before the Effective Date, Craig S. Young shall have executed and delivered to SDRC a personal guaranty of LDI's obligations under
Article 3 of this Agreement, such personal guaranty to be in the form appended hereto as Exhibit 6.2.8.

          Section 6.2.9 Consents. On or before the Effective Date, LDI shall have delivered to SDRC evidence satisfactory to it of receipt or anticipated receipt of all material consents, licenses and authorizations from all customers, lessors, licensors, government agencies and any other persons or organizations, the consent, license or authorization of which are necessary to permit SDRC to continue LDI's business after the Effective Date.

          Section 6.2.10 Closing Documents. Prior to the Effective Date, LDI shall have delivered to SDRC all of the following:

               (a) certificates of the Chief Executive Officer and the Chief Financial Officer of LDI, dated as of the date of the Effective Date, stating that the conditions precedent set forth in Sections 6.2.1 and 6.2.2 above have been satisfied;

               (b) copies of the third party and governmental consents and approvals and of the authorizations referred to in
Section 6.2.9 above;

               (c) LDI's minute books, stock transfer records, corporate seal and other materials related to LDI's corporate administration;

               (d) a copy of the Articles of Incorporation of LDI as amended to date, certified by the Secretary of State in each jurisdiction in which such corporation exists, and a Certificate of Good Standing of LDI from the Secretary of State in each jurisdiction in which such corporation exists evidencing the good standing of LDI in such jurisdiction;

               (e) a copy of each of (i) the text of the resolutions adopted by the board of directors of LDI authorizing the execution, delivery and performance of this Agreement and the Articles of Merger, (ii) the text of the resolutions adopted by the shareholders of LDI authorizing the execution, delivery and performance of this Agreement and the Articles of Merger and the consummation of all of the transactions contemplated by this Agreement and the Articles of Merger, and (iii) the bylaws of LDI; along with certificates executed on behalf of LDI by its corporate secretary certifying to SDRC that such copies are true, correct and complete copies of such resolutions and bylaws, respectively, and that such resolutions and bylaws were duly adopted and have not been amended or rescinded;

               (f) incumbency certificates executed on behalf of LDI by its corporate secretary certifying the signature and office of each officer executing this Agreement and the Articles of Merger;

               (g)     a personal guaranty as referred to in Section
6.2.8;

               (h) an Investment Agreement in the form appended hereto as Exhibit 2.2 duly executed by each of the shareholders of LDI;

               (i)     such other documents, instruments and
certificates as SDRC may reasonably request.

     Section 6.3 Conditions to the Obligations of LDI. The obligation of LDI to consummate the transaction provided for herein is subject to the fulfillment at or prior to the Effective Date of each of the following conditions unless waived by LDI in a writing delivered to SDRC which specifically refers to the condition or conditions being waived:

          Section 6.3.1 Representations and Warranties. All of the representations and warranties of SDRC set forth in Article 4 of this Agreement shall be true and correct in all material respects at and as of the respective dates set forth with respect to each, as of the date of this Agreement and at and as of the Effective Date as if each such representation and warranty was given on and as of the Effective Date (except that any such representation and warranty given as of a specified date shall only need to have been true in all material respects on and as of such date).

          Section 6.3.2     SDRC's Covenants.  SDRC shall have
performed all covenants and obligations required by this Agreement to be performed on or before the Effective Date.

          Section 6.3.3 Opinion of SDRC's Counsel. Counsel for SDRC, shall have delivered to LDI a customary opinion of counsel dated the Effective Date, in the form attached hereto as Exhibit
6.3.3.

          Section 6.3.4 Closing Documents. Prior to the Effective Date, SDRC shall have delivered to LDI all of the following:

               (a) certificates of the Chief Executive Officer and the Chief Financial Officer of SDRC dated as of the date of the Effective Date, stating that the conditions precedent set forth in Sections 6.3.1 and 6.3.2 above have been satisfied;

               (b) copies of the third party and governmental consents and approvals and of the authorizations referred to in
Section 6.2.9 above;

               (c) a copy of the Articles of Incorporation of SDRC and Surviving Corporation, as amended to date, certified by the Secretary of State of the State of Ohio, and a Certificate of Good Standing of SDRC and Surviving Corporation from the Secretary of the State of Ohio evidencing the good standing of SDRC and Surviving Corporation;

               (d) a copy of each of (i) the text of the resolutions adopted by the boards of directors of SDRC and Surviving Corporation authorizing the execution, delivery and performance of this Agreement and the Articles of Merger and the consummation of all of the transactions contemplated by this Agreement and the Articles of Merger, (ii) the text of the resolutions adopted by the sole shareholder of Surviving Corporation authorizing the execution, delivery and performance of this Agreement and the Articles of Merger and the consummation of all of the transactions contemplated by this Agreement and the Articles of Merger, and (iii) the codes of regulations of SDRC and Surviving Corporation; along with certificates executed on behalf of SDRC and Surviving Corporation by their respective corporate secretaries certifying to LDI that such copies are true, correct and complete copies of such resolutions and codes of regulations were duly adopted and have not been amended or rescinded;

               (e) incumbency certificates executed on behalf of SDRC and Surviving Corporation by their respective corporate secretaries certifying the signature and office of each officer executing this Agreement and/or the Articles of Merger; and

               (f)     such other documents, instruments and
certificates as LDI may reasonably request.


                          ARTICLE 7
                          PUBLICITY

     All notices to third parties and all other parties concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by and between the parties. None of the parties shall cause or authorize any such notice or publicity without the prior written approval of the other party; provided, however, that in the case of an announcement which SDRC may be required by law, by any governmental agency or by the Nasdaq National Market to make, issue or release, such action by SDRC without the prior approval by the other parties shall not constitute a breach of this Section.


                            ARTICLE 8
                           TERMINATION

     Section 8.1 Circumstances of Termination. This Agreement may be terminated (notwithstanding approval of the shareholders of LDI):

          (i)     By the mutual consent in writing of SDRC and LDI;

          (ii) By SDRC if any condition provided in Section 6.1 or 6.2 hereof has not been materially satisfied or waived on or before the Effective Date;

          (iii) By LDI if any condition provided in Section 6.1 or 6.3 has not been materially satisfied or waived on or before the Effective Date;

          (iv) By either SDRC or LDI if the merger contemplated by this Agreement is not fully and legally consummated by February 28, 1998.

     Section 8.2 Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.1 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no party (or any of its officers, directors or shareholders) shall be liable to any other party for any costs, expenses, damage or loss of anticipated profits hereunder.

                         ARTICLE 9
                  EFFECTIVE DATE OF MERGER

     After adoption and approval of this Agreement by the shareholders of LDI in accordance with the requirements of applicable law, and upon satisfaction of each of the conditions set forth in Article 6 (unless waived in accordance with this Agreement) and in the absence of any facts that would give any party hereto a right to terminate this Agreement (which right has not been waived), and at such time as shall be agreed upon in writing by LDI and SDRC (if no such agreement has been reached, then on the day of the meeting of shareholders of LDI at which this Agreement is approved), a Certificate of Merger shall be submitted for filing with the Secretary of State of Ohio and the Articles of Merger shall be submitted for filing with the Secretary of State of Nevada. The date of the later of such filings, or at such other date as the parties may agree upon in writing pursuant to applicable law, is referred to in this Agreement as the "Effective Date." The Effective Date shall not be extended beyond February 28, 1998 without the written consent of LDI.

                           ARTICLE 10
             CERTAIN LIMITATIONS ON LIABILITIES

     Section 10.1 Survival of Representations and Warranties. The representations and warranties of LDI in Article 3 above and of SDRC in Article 4 above shall survive the Effective Date and the consummation of the Merger until the later of the close of business on (i) March 31, 1999, or (ii) the date audited consolidated financial statements of SDRC for the year 1998 are filed with the Securities and Exchange Commission by SDRC (the "Survival Period"). No claims or causes of action arising out of any breach or alleged breach of such representations and warranties by either party may be asserted unless (i) during the Survival Period, written notice of such breach or alleged breach is served upon the party alleged to have breached, and (ii) if the parties are unable to amicably settle such claim, a suit or other legal proceeding is commenced within 12 months after the end of the Survival Period.

     Section 10.2 Basket Provision. Neither party shall be liable to the other party for any individual breach or alleged breach of its representations and warranties set forth in this Agreement for which the damages resulting therefrom, when aggregated together with any damages resulting from any breaches of the representations and warranties in the merger agreement relating to the merger of CASE into Surviving Corporation, would not exceed a combined total of $100,000, provided that if such cumulative aggregate amount of damages attributable to all breaches or alleged breaches of a party's representations and warranties do exceed $100,000, then such party shall be fully liable for all damages attributable to all such breaches.

     Section 10.3 Dollar Limitation. Neither LDI nor Shareholder shall be liable to SDRC or Surviving Corporation in the event of any breach or breaches of any representations or warranties set forth in the Agreement in a cumulative aggregate amount in excess of a dollar amount equal to the number of Shares issued in the Merger multiplied by the closing per share price of SDRC Common Stock on The Nasdaq National Market on the Effective Date.


                        ARTICLE 11
                      MISCELLANEOUS

     Section 11.1       Headings.  The subject headings of the
sections, paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     Section 11.2 Entire Agreement, Modification and Waiver. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior and contemporaneous agreements, including without limitation the Offer Letter, representations and understandings of the parties; provided, however, the Confidentiality Agreement between LDI and SDRC relating to the Merger shall survive until the Effective Date. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     Section 11.3 Knowledge. For purposes of this Agreement, "knowledge" or "best knowledge" means the actual knowledge of current members of the board of directors and officers of LDI, as such knowledge has been obtained in the normal conduct of the business and following a reasonable investigation by such individuals.

     Section 11.4     Material Adverse Effects.   As used in this
Agreement, the term "Material Adverse Effect" with respect to any party means any single or a series of related conditions, events, changes or occurrences that have or may reasonably be expected to have a financially adverse effect on the business, operations, results of operations and/or financial condition of such party and its subsidiaries, if any, taken as a whole, in the amount of $100,000 or more.

     Section 11.5 Consents. Where any consent or waiver of SDRC or the Surviving Corporation is required or requested hereunder, John A. Mongelluzzo, Vice President, Secretary and General Counsel of SDRC, shall be the authorized person to provide any such consent or waiver. Where any consent or waiver of LDI is required or requested hereunder, Craig S. Young, President of LDI, shall be the authorized person to provide any such consent or waiver.

     Section 11.6 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 11.7 Further Assurances. At any time and from time to time after the Effective Date, each party will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     Section 11.8 Assignment. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without written consent of the other party shall be void.

     Section 11.9 Effect of Certain Actions. No action taken pursuant to or related to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warrant, condition or agreement contained herein.

     Section 11.10 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party (including, without limitation, service by overnight courier service) to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, at the address set forth below, or on the date of service if delivered by facsimile to the facsimile number set forth below, which facsimile is confirmed within three days by deposit of a copy of such notice in first class mail, registered or certified, postage prepaid at the address set forth below. Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

     If to SDRC:

     Structural Dynamics Research Corporation
     2000 Eastman Drive
     Milford, Ohio  45150
     Fax No. (513) 576-2049
     Attn:     John A. Mongelluzzo


     Copy to:

     Dinsmore & Shohl LLP
     1900 Chemed Center
     255 East Fifth Street
     Cincinnati, Ohio 45202
     Attn:     Charles F. Hertlein, Jr.

     If to LDI:

     Lookout Drafting, Inc.
     d/b/a Computer Aided Systems for Engineering
     663 Lookout Road
     P.O. Box 11819
     Zephyr Cove, Nevada  89448
     Attn:  Craig S. Young

     Copy to:

     Keating, Meuthing & Klekamp
     1800 Provident Tower
     One East Fourth Street
     Cincinnati, OH  45202
     Attn: Robert E. Coletti

     Copy to:

     Young Family Special 1996 Trust
     Suite 1405
     105 East Fourth Street
     Cincinnati, OH  45202
     Attn: Robert W. Buechner

     Section 11.11 Governing Law. This Agreement shall be governed by and construed in accordance with laws of the State of Ohio, without reference to its principles governing conflicts of law.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the date set forth above.

     LOOKOUT DRAFTING, INC.

     By:/s/ Craig S. Young

     Its: President


     SDRC ACQUISITION CORPORATION

     By: /s/ Thomas F. Eberle

     Its: President


     STRUCTURAL DYNAMICS RESEARCH CORPORATION

     By:/s/ Thomas F. Eberle

     Its: Assistant Secretary


     YOUNG FAMILY SPECIAL 1996 TRUST

     By:/s/ Robert W. Buechner

     Its: Trustee

          EXHIBIT LIST

Exhibit               Description


2.2                   Investment Agreement

3.29                  Tax Opinion

6.2.7                 Form of Opinion of LDI's Corporate Counsel

6.2.8                 Personal Guaranty of Craig S. Young

6.3.3                 Form of Opinion of SDRC's Corporate Counsel

          SCHEDULES

Schedule              Description

3.1                   Jurisdictions in which Qualified to do
                        Business

3.4                   Financial Statement Exceptions

3.6                   Accounts Receivable

3.7                   Real Property

3.8                   Environmental Matters

3.9                   Absence of Material Adverse Changes

3.12                  Litigation

3.13                  Taxes

3.14                  Contracts, Agreements and Commitments

3.15                  Intellectual Property

3.16                  Dividends Paid

3.17                  Employees and Employee Plans

3.20                  Employee Claims

3.21                  Discrimination

3.22                  Insurance Policies

3.23                  Bank Accounts and Loans

3.24                  Stock Issuances

3.30                  Violations

3.32                  Software Maintenance Agreements

5.4                   Permitted Distributions







                                            Exhibit 2.2

                  AGREEMENT OF MERGER
                   AND PLAN OF REORGANIZATION

     This Agreement of Merger and Plan of Reorganization (hereinafter referred to as the "Agreement") is made this 22nd day of December, 1997 by and among Computer Aided Systems for Engineering, Inc., an Ohio corporation, with principal offices located at 2000 Eastman Drive, Milford, Ohio 45150 (hereinafter referred to as "CASE"); James D. Young, an Ohio resident and the sole shareholder of CASE (referred to herein as "Shareholder"); Structural Dynamics Research Corporation, an Ohio corporation with principal offices at 2000 Eastman Drive, Milford, Ohio 45150 (hereinafter referred to as "SDRC"); and SDRC Acquisition Corporation, an Ohio corporation wholly-owned by SDRC (hereinafter referred to as the "Surviving Corporation").

                           WITNESSETH:

     WHEREAS, the parties wish to effect a transaction under the authority and provisions of the corporation law of Ohio pursuant to which at the effective date, as defined herein, CASE will be merged with and into the Surviving Corporation (such merger is referred to herein as the "Merger"); and

     WHEREAS, for federal income tax purposes, the parties intend the Merger to qualify as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:


                          ARTICLE 1
                         THE MERGER

     Section 1.1 Transfer of Property and Liabilities. Upon the Effective Date (as defined in Article 9 hereof) of the Merger, the separate existence of CASE shall cease; all of the outstanding shares of common stock, without par value of CASE ("CASE Common Stock") shall be exchanged for and converted into shares of the common stock without par value of SDRC ("SDRC Common Stock"), as hereinafter provided; and upon the filing of the appropriate Certificate of Merger with the Secretary of State of Ohio, the Surviving Corporation shall possess all of the rights, privileges, immunities, powers and purposes, and all of the property, real and personal, causes of action and every other asset of CASE, and shall assume and be liable for all of the liabilities, obligations and penalties of CASE, in accordance with the General Corporation Law of the State of Ohio.

     Section 1.2 Surviving Corporation. Following the Merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, subject to all of the duties and liabilities of a corporation organized under the laws of the State of Ohio. The officers and directors of the Surviving Corporation immediately prior to the Effective Date shall continue as the officers and directors of the Surviving Corporation. The Articles of Incorporation and Code of Regulations of the Surviving Corporation, as of the Effective Date, shall continue in full force and effect, and shall not be changed in any manner by the Merger.

     Section 1.3      Principal Office.  Following the Effective
Date, the principal office of the Surviving Corporation shall be located in Milford, Clermont County, Ohio.

     Section 1.4 State Law. The Surviving Corporation shall be an Ohio corporation, governed in all respects by the corporate laws of the State of Ohio.


                            ARTICLE 2
                     CONVERSION OF SHARES

     Section 2.1 Merger Consideration. All of the shares of CASE Common Stock issued and outstanding as of the close of business on the business date immediately prior to the Effective Date shall, in the aggregate, without any action on the part of the Surviving Corporation or any holder of such shares, be converted by the Merger into shares of SDRC Common Stock without par value ("SDRC Common Stock"). A total of 150,000 shares (the "Shares") of SDRC Common Stock shall be issued by SDRC. Each individual share of CASE Common Stock issued and outstanding as of the close of business on the business date immediately prior to the Effective Date shall be converted into that number of shares of SDRC Common Stock equal to the total number of shares of SDRC Common Stock to be issued in the Merger as provided above divided by the total number of shares of CASE Common Stock issued and outstanding as of the close of business on the business date immediately prior to the Effective Date; provided, however, that no fractional shares of SDRC Common Stock shall be issued pursuant to the Merger and in lieu thereof cash shall be paid for fractional shares that would otherwise be issued, in accordance with Section 2.4 below.

     Section 2.2 Private Placement of Securities. The Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws, but will be issued pursuant to Regulation D promulgated under the Securities Act of 1933. SDRC's obligation to issue such shares upon consummation of the Merger is contingent upon the execution and delivery by each of the shareholders of CASE of an Investment Agreement (the "Investment Agreement") in the form appended hereto as Exhibit 2.2 and the receipt of assurances satisfactory to SDRC that each of the shareholders of CASE is an "accredited investor" as such term is defined by the rules of the Securities and Exchange Commission under the Securities Act of 1933. The Shares will be subject to the restrictions on transfer contained in the Investment Agreement and certificates representing such shares shall bear an appropriate legend to the effect that such shares are subject to the terms of the Investment Agreement.

     Section 2.3 Exchange of Certificates. After the Effective Date, each holder of a certificate or certificates for shares of CASE Common Stock, upon surrender of the same duly transmitted to SDRC's stock transfer agent (or in lieu of surrendering such certificates in the CASE of lost, stolen, destroyed or mislaid certificates, upon execution of such documentation as may be reasonably required by SDRC's stock transfer agent), shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of SDRC Common Stock into which such holder's shares of CASE Common Stock shall have been converted by the Merger plus a cash payment for any fraction of a share to which the holder is entitled, in lieu of such fraction of a share, equal in amount to the product resulting from multiplying such fraction by the Applicable Value Per Share of SDRC Common Stock. Until so surrendered, each outstanding certificate that prior to the time the Merger becomes effective represented shares of CASE Common Stock shall be deemed for all corporate purposes to evidence ownership of the number of full shares of SDRC Common Stock into which the same shall have been converted; provided, however, that dividends or distributions otherwise payable with respect to shares of SDRC Common Stock into which CASE Common Stock shall have been so converted shall be paid with respect to such shares only when the certificate or certificates evidencing any such shares of CASE Common Stock shall have been so surrendered (or in lieu of surrendering such certificates in the CASE of lost, stolen, destroyed or mislaid certificates, upon execution of such documentation as may be reasonably required by SDRC), and, thereupon, any such dividends and distributions shall be paid, without interest, to the holder entitled thereto, subject however to the operation of any applicable escheat or similar laws relating to unclaimed funds.

     Section 2.4     Dissenting Shares.

          (a) Notwithstanding anything in this Agreement to the contrary, shares of CASE Common Stock that are issued and outstanding immediately prior to the Effective Date and which are held by shareholders who have delivered notice of their intent to demand payment for their shares if the Merger is effectuated and who do not vote their shares in favor of the proposed Merger ("Dissenting Shares") shall not be converted into or represent a right to receive shares of SDRC Common Stock pursuant to Section 2.1 hereof, but the holders thereof shall be entitled only to such rights as are granted by Sections 1701.84 and 1701.85 of the Ohio Revised Statutes. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Sections 1701.84 and 1701.85, of the Ohio Revised Statutes shall receive payment therefor from the Surviving Corporation in accordance with the Ohio Revised Statutes.

          (b) CASE shall give SDRC (i) prompt notice of any written demand for payment and any other instrument served pursuant to Sections 1701.84 and 1701.85, of the Ohio Revised Statutes received by CASE, and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for payment under such negotiations and proceedings with respect to demands for payment under such Sections 1701.84 and 1701.85 of the Ohio Revised Statutes. CASE shall not, except with the prior written consent of SDRC, voluntarily make any payment with respect to any demand for payment by a Dissenting Shareholder or offer to settle or settle any such demand.


                           ARTICLE 3
            REPRESENTATIONS AND WARRANTIES OF CASE

     CASE and Shareholder each hereby represents and warrants to SDRC and to the Surviving Corporation as follows:

     Section 3.1 Organization and Good Standing. CASE is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and duly authorized to carry on the business presently conducted by it. CASE is qualified to do business in the jurisdictions listed on Schedule 3.1 and is not required to be qualified to do business in any other jurisdiction where the failure to be so qualified would have a Material Adverse Effect on CASE.

     Section 3.2 Capitalization. As of the date of this Agreement, CASE's authorized capital stock consists of 750 shares of common stock, without par value per share, of which 100 shares are issued and outstanding, fully paid and nonassessable. CASE has no outstanding stock and no outstanding options, warrants or other rights entitling another person to acquire any securities of CASE of any kind. Shareholder is the sole shareholder of CASE.

     Section 3.3 Subsidiaries. CASE does not have any direct or indirect subsidiaries and is not a party to any joint ventures
(referred to herein as "Subsidiaries").

     Section 3.4 Financial Statements. CASE has previously furnished to SDRC its unaudited financial statements as of December 31, 1996, 1995 and 1994 together with unaudited financial statements for the six month period ended June 30, 1997 (collectively, the "Financial Statements"). Except as set forth on Schedule 3.4, the Financial Statements fairly present the financial condition of CASE as of said dates and the results of its operations for the periods then ended, in conformity with generally accepted accounting principles, consistently applied, and there are no material liabilities, obligations or indebtedness of CASE required to be disclosed in the Financial Statements other than the liabilities, obligations or indebtedness disclosed therein (including footnotes).

     Section 3.5     Title.     Except where the result would not
have a Material Adverse Effect on CASE, CASE has good and marketable title to all of the properties and assets reflected in the Financial Statements as of the latest balance sheet contained in the Financial Statements, and which are still owned by it, and CASE has good and marketable title to all properties and assets acquired by it after such date and still owned by it, subject to (i) any liens and encumbrances that do not materially adversely impair the use of the property, (ii) statutory liens for taxes not yet due and payable and
(iii) minor defects and irregularities in title that do not materially adversely impair the use of the property.

     Section 3.6 Accounts Receivable. Schedule 3.6 includes an accurate aging schedule of all of the accounts receivable reflected on CASE's latest balance sheet included in the Financial Statements. The net accounts receivable (net of any accounts receivable reserve) reflected on the latest balance sheet included in the Financial Statements due from any party other than SDRC will be fully collectible after such date in the ordinary course of business using reasonable business methods in light of the nature of the business.

     Section 3.7 Real Property. CASE does not own any real estate. All of CASE's leases of real property are listed on
Schedule 3.7, and except as set forth on Schedule 3.7, CASE's leases of real property are all assignable and do not contain change of control provisions. With respect to all real estate leased by
CASE: (i) CASE is the owner and holder of the entire interest in the leasehold estates purported to be granted by such leases; (ii) CASE is not in material default under any lease and each lease constitutes a valid and binding obligation of the respective parties thereto; and (iii) there are no material declared defaults currently existing, CASE has not received any notices of material default, and, to the knowledge of CASE, no events have occurred that with notice, the lapse of time or both, would constitute a material default under any of the real estate leases to which CASE is a party.

     Section 3.8     Environmental Matters.  Except as disclosed on
Schedule 3.8: (i) the property and assets of CASE and the operations conducted thereon by CASE (aa) do not materially violate any applicable federal, state or local environmental law, regulation or ordinance (each hereinafter an "Environmental Law"), including by way of illustration and not by way of limitation, the Clean Air
Act, the Federal Water Pollution Control Act of 1972, the Resource Conservation and Recovery Act of 1976, the Comprehensive
Environmental Response Compensation and Liability Act of 1980, and the Toxic Substances Control Act (including any amendments or extensions thereof, and rules, regulations, standards or guidelines pursuant to any Environmental Laws) and all other environmental standards or requirements, and (bb) are not subject to any existing, pending or, to the knowledge of CASE, threatened investigation, inquiry or proceeding by any governmental authority or to any remedial obligations under any Environmental Law; (ii) all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed under any Environmental Law in connection with the use of the real properties and assets of CASE, including, without limitation, past or present treatment, storage, disposal or release of any or all petroleum products, underground storage tanks, and all Hazardous Substances (as such term is hereinafter defined) into the environment, have been obtained or filed; (iii) no Hazardous
Substances have been disposed of or otherwise released by CASE or, to the knowledge of CASE, by others on or to the real properties on which the operations of CASE are conducted except in strict compliance with Environmental Laws; and (iv) CASE does not have contingent liability in connection with the release of any Hazardous Substances into the environment. "Hazardous Substances" shall mean any toxic or hazardous or noxious substance, material or waste which is regulated by any local government authority having jurisdiction over the real properties of or used by CASE, the State of Ohio or the United States government, including, but not limited to (i) asbestos or any asbestos containing material of any kind or character which is now or may become friable and polychlorinated biphenyls ("PCB's") as regulated by the Toxic Substance Control Act, 15 U.S.C.A. Section 2601 et seq., or materials or substances designated as "hazardous substances" pursuant to Section 311 of the Clean Water
Act, 33 U.S.C.A. Section1251 et seq., defined as "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery
Act, 42 U.S.C.A. Section 6901 et. seq., or defined as "hazardous substances" pursuant to Section 101 of the Comprehensive
Environmental Response, Compensation and Liability Act, 42 U.S.C.A.
Section 9601 et. seq.

     Except as disclosed on Schedule 3.8, no notice of any violation of any Environmental Laws has been received by CASE concerning the real properties leased by CASE, and, to the knowledge of CASE, there are no existing or pending requirements of any governmental authority relating to environmental matters requiring any remedial action or other work, repairs, construction or capital expenditures with respect to the real properties. To its knowledge, CASE has not been named as a "potentially responsible party" in connection with any litigation, investigation or similar matter, and CASE does not know of any matter in which CASE may be so named.

     Section 3.9 Absence of Material Adverse Changes. Except as disclosed on Schedule 3.9: (i) since December 31, 1996, there have been no changes which would have a Material Adverse Effect on the financial condition, operations or business of CASE; and (ii) neither CASE's chief executive officer nor its chief financial officer is aware of any events which have occurred since December 31, 1996 or which are reasonably certain to occur in the future and which reasonably can be expected to result in any Material Adverse Effect on the financial condition, operations or business of CASE.

     Section 3.10 Material Customer. CASE's only material customer is Lookout Drafting, Inc. ("LDI").

     Section 3.11 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against on CASE's latest balance sheet included in the Financial Statements or as set forth on any of the Schedules to this Agreement, CASE does not have any undisclosed liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected on a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     Section 3.12     Litigation.  Except as disclosed on Schedule
3.12 hereto, there are no actions, suits, proceedings, investigations or assessments of any kind pending before any court, administrative agency, arbitration association, or other regulatory body, or to the knowledge of CASE, threatened against CASE which if successful might result in any Material Adverse Effect on CASE or which questions the validity or legality of this Agreement or of any action taken or to be taken by CASE in connection with this Agreement.

     Section 3.13     Taxes.   Except to the extent reserved against
on the latest balance sheet included in the Financial Statements and/or as set forth on Schedule 3.13, CASE has (i) timely filed all tax returns, schedules, declarations, and tax-related documents (collectively, "Returns") required to be filed by any and all jurisdictions to which it is or has been subject; (ii) timely paid in full any taxes, interest and penalties with respect thereto, subject to audit of the taxing authorities by such jurisdictions and timely made any deposits of tax required by taxing jurisdictions;
(iii) fully accrued on its books an amount sufficient to pay all taxes not yet due for any completed taxable period; (iv) made timely payments of the taxes required to be deducted and withheld from the wages paid to employees; and (v) otherwise satisfied, in all material respects, all legal requirements applicable to it with respect to all aforementioned obligations to taxing jurisdictions. All Returns filed by CASE correctly reflect in all material respects its income, expenses, deductions, credits and loss carryovers and the taxes due and are otherwise accurate and complete in all material respects. CASE has delivered to SDRC true and complete copies of all federal income tax returns of CASE for each of the taxable years ended 1994, 1995 and 1996. The most recent period for which an assessment can no longer be made by the IRS with respect to federal income tax obligations of CASE is for the fiscal year ended 1991. Except as set forth on Schedule 3.13, CASE has not experienced an audit of any of the Returns, and CASE has no knowledge that an audit of any of the Returns is in progress and has no reason to believe that any such audit is contemplated. There are no other pending questions received by CASE from any taxing authority relating to, or claims asserted for (or to the knowledge of CASE any basis therefor), taxes or assessments of CASE. For purposes of this Section, "tax" and "taxes" (when not modified by other words such as "income" or "franchise") shall include all income, gross receipts, franchise, excise, real and personal property, and other taxes imposed by any federal, state, municipal, local, or other governmental agency, including assessments in the nature of taxes.

     Section 3.14 Contracts, Agreements and Commitments. Except as disclosed on Schedule 3.14, as of the date hereof, CASE is not a party to any material contract, agreement or commitment, oral or written, which is to be performed in whole or in part at or after the date of this Agreement with remaining commitments by or to CASE of $50,000 or more. Except as set forth on Schedule 3.14, there is no breach or violation of, or default under any material contract, agreement or commitment, and no event has occurred which, with notice or lapse of time or both, would constitute a breach, violation or default, or give rise to a right of termination, modification, cancellation, prepayment or acceleration under any such contract, agreement or commitment.

     Section 3.15     Intellectual Property.

          (a) Schedule 3.15 contains a complete and accurate list of all of CASE's Intellectual Property, as defined herein.
Schedule 3.15 also contains a complete and accurate list of all third-party owned software incorporated into any CASE product. Except as set forth in Schedule 3.15, CASE owns all right, title and interest in and to, or holds valid licenses, if any, in and to the Intellectual Property. Schedule 3.15 sets forth a list of all software products currently marketed by CASE, or marketed within the three year period prior to the date of this Agreement, and identifies the source or method of intellectual property protection utilized or relied upon by CASE with respect to each such product. Except as described on Schedule 3.15, none of the software products marketed by CASE has entered the public domain or otherwise lacks intellectual property protection.

          (b) Except as set forth on Schedule 3.15, CASE has not, as of and since the date upon which it acquired any of the Intellectual Property, (i) transferred, conveyed, sold, assigned, pledged, mortgaged or granted a security interest in any of the Intellectual Property to any third party, (ii) entered into any license, franchise or other agreement with respect to any of the Intellectual Property with any third person, or (iii) otherwise encumbered any of the Intellectual Property. CASE has maintained and enforced its rights in the Intellectual Property in accordance with its customary practices in order to safeguard the secrecy of all aspects of the Intellectual Property that are considered to be trade secrets.

          (c) The conduct of the business of CASE as currently conducted does not, to CASE's knowledge, conflict, misappropriate or infringe in any way with any intellectual property right of any third party that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on CASE's business, and there is no claim, suit, action or proceeding pending or, to the knowledge of CASE, threatened against CASE (i) alleging that use of the Intellectual Property or any intellectual property licenses conflicts or infringes in any way with any third party's intellectual property rights, or (ii) challenging CASE's ownership of or right to use or the validity of any Intellectual Property. To CASE's knowledge, there are no conflicts, misappropriations, infringements or other violations by any third party of any of the Intellectual Property owned by or licensed by or to CASE.

          (d) Each copyright registration, patent and trademark registration and each application therefor listed in Schedule 3.15 is valid, subsisting and in proper form, and has been duly maintained, including the submission of all necessary filings in accordance with the legal and administrative requirements of the appropriate jurisdictions. CASE has taken all of the proper precautions to maintain the secrecy of its Intellectual Property that are considered to be trade secrets, and to protect their trade secrets from disclosure to the full extent required under applicable law. Except as set forth in Schedule 3.15, there have been no failures in complying with such requirements and no Copyright, Patent or Trademark, each as defined herein, has lapsed and there has been no cancellation or abandonment thereof.

          (e) Neither CASE nor any other person has, to the knowledge of CASE, granted any release, covenant not to sue, or non-assertion assurance or entered into any indemnification or settlement agreement with any person with respect to any part of the Intellectual Property or any intellectual property licenses associated with the Intellectual Property.

     For the purpose of this Agreement, "Intellectual Property" shall be defined as (a) all know-how, show-how, confidential or proprietary technical information, trade secrets, designs, processes, computer software or databases originating with CASE or as "work for hire" created by or on behalf of CASE, research in progress, inventions or invention disclosures (whether patentable or unpatentable) and drawings, schematics, blueprints, flow sheets, designs and models; (b) all copyrights, copyright registrations, copyrights mask works and copyright applications (the "Copyrights");
(c) all patents, patent applications, patents pending, patent disclosures on inventions and all patents issued upon said patent applications or based upon such disclosures (the "Patents"); and (d) all registered and unregistered trade names, trademarks, service marks, product designations, corporate names, trade dress, logos, slogans, designs and general intangibles of like nature, together with all registrations and recordings and all applications for registration therefor and all translations, adaptations, derivatives and combinations thereof (the "Trademarks").

     Section 3.16 Business Operation. Since December 31, 1996, CASE has been operating in the ordinary course of business, has not made any changes in its capital or corporate structures, nor any material changes in its methods of business operation and has not provided any increases in employee salaries or benefits or made a commitment to change the compensation of any employee, other than in the ordinary course. Except as set forth on Schedule 3.16, since December 31, 1996, CASE has not declared or paid any dividends nor made any distributions of any other kind to its shareholders.

     Section 3.17     CASE's Employees and Employee Benefit Plans.
Schedule 3.17 contains a complete and accurate list and a brief description of each employee contract and each plan or arrangement, including the total number of CASE shares authorized to be issued under each such contract, plan or arrangement, which provides any of the following benefits: bonus, profit sharing, employee stock ownership, stock option, stock appreciation right, stock grant, phantom stock, pension, retirement, insurance, medical, hospitalization, dental, disability, vacation, workers' compensation, unemployment, deferred or incentive compensation, severance or any other benefit, including, without limitation, each "employee pension benefit plan" within the meaning of Section 3(2) of ERISA, and "employee welfare benefit plan" within the meaning of
Section 3(1) of ERISA (collectively, "Benefit Plans") with respect to any one or more of the employees or former employees of CASE. To the extent the Benefit Plans have been reduced to writing, complete and accurate copies of all the Benefit Plans have been delivered to SDRC. In the event a Benefit Plan is not in written form, Schedule
3.17 includes a complete and accurate description of such Benefit Plan. CASE is not and never has been obligated to make contributions to any multi-employer plan within the meaning of
Section 3(37) of ERISA and there exist no unfunded liabilities under any of the Benefit Plans. Schedule 3.17 also includes an accurate and complete list of each employee of CASE with each employee's job title and annual compensation set forth next to each employee's name. Since December 31, 1996, other than in the ordinary course of business, there has been no change in the compensation payable to such employees. Except as otherwise set forth in Schedule 3.17, CASE has not promised to provide and is not providing any medical or life insurance benefits to former employees or any other persons other than current employees. CASE has previously delivered to SDRC copies of all executory employment agreements.

     Section 3.18     Compliance of Plans with ERISA and Code.

          3.18.1 Compliance. If any of the Benefit Plans were to be terminated, CASE would not have any material liability with respect to any Benefit Plan other than for amounts already paid or provided for. All Benefit Plans comply in all material respects with all applicable laws and regulations including the requirements of the Code that the Benefit Plans be non-discriminatory with regard to coverage, availability of benefits and amount and level of benefits. Each Benefit Plan has received a favorable determination letter from the Internal Revenue Service ("IRS"), each of which is current, that such Benefit Plan meets the requirements of Section 401(a) of the Code. There is no "excess reserve" with respect to any Benefit Plan under Section 419(A)(f)(7)(C) of the Code. Each participant and beneficiary under each of the Benefit Plans, and each of their spouses and dependents, has received (i) all notices and reports required by ERISA within the required deadlines, and
(ii) adequate and timely notice of all elections and options permitted under the Benefit Plans. All required contributions have been made to each of the Benefit Plans.

          3.18.2 Violations. CASE has not engaged in any transaction which could result in a material liability under Section 409 of ERISA or Section 4975 of the Code. The execution and delivery of this Agreement will not cause the termination of any of the Benefit Plans, involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code, nor constitute a breach of fiduciary responsibility with respect to the Benefit Plans.

          3.18.3 Documents. CASE has delivered to SDRC: (i) all determination letters issued by the IRS within the past five years with respect to the Benefit Plans, and the requests therefor; (ii) any and all documents submitted by CASE to the IRS or the Department of Labor ("DOL") with respect to the Benefit Plans during the past five years; (iii) any document relating to the Benefit Plans or the participation of CASE therein, or the benefits provided thereunder that create liability with respect thereto; and (iv) any documents received by CASE from the IRS or the DOL challenging or raising questions regarding the compliance of any Benefit Plan with the Code, ERISA or any other applicable law.

     Section 3.19 Labor and Employment Matters. CASE is not a party to any collective bargaining agreement. No person or party (including, but not limited to, governmental agencies of any kind) has any valid or enforceable claim or any basis for any valid and enforceable action or proceeding against CASE arising out of any federal and/or state equal employment opportunity statutes, ordinances or regulations, including, but not limited to, those pertaining to race, age, religion, gender, sexual harassment and all other similar claims. To the knowledge of CASE, CASE's employees are United States citizens or are otherwise fully and properly authorized to work on a permanent basis in the United States.

     Section 3.20 Overtime, Back Wages, Vacation and Minimum Wages. Except as set forth on Schedule 3.20 or as reflected in the latest balance sheet included in the Financial Statements, no present or former employee of CASE has any valid and enforceable claim (whether under federal or state law) under any employment agreement, or otherwise, on account of or for (i) overtime pay, other than overtime pay for the current payroll period, (ii) wages or salary for any period other than the current payroll period,
(iii) vacation or time off (or pay in lieu thereof), other than that earned in respect of the previous twelve months, or (iv) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work.

     Section 3.21 Discrimination, Occupational Safety and Other Statutes and Regulations. Except as set forth on Schedule 3.21, no person or party (including, but not limited to, governmental agencies of any kind) has any valid and enforceable claim, or any basis for any valid and enforceable action or proceeding against CASE arising out of any material breach or violation by CASE of any statute, ordinance or regulation relating to discrimination in employment or employment practices or occupational safety and health standards (including without limitation, the Occupational Safety and Health Act, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act (except to the extent such act deals with physical facilities) or the Family and Medical Leave
Act).

     Section 3.22     CASE's Insurance Policies.   Schedule 3.22
contains an accurate and complete list of each insurance policy currently providing coverage for the assets of CASE, its directors, officers and all employees. CASE has at all times maintained liability coverage with financially sound and reputable insurance carriers in amounts which are reasonable in light of the business of CASE and its claims experience. CASE has no knowledge that any insurance carriers presently providing insurance coverage to CASE intend to cancel or refuse to renew such policies or materially increase the premiums payable for coverage comparable to present coverage, except for premium increases to be generally applicable; nor does CASE have any knowledge that any such insurance carriers intend to require CASE to implement material changes in its present operating facilities or methods or products as a condition to maintaining insurance.

     Section 3.23 Bank Matters. Set forth on Schedule 3.23 is a list of each bank account, including the name and address of the bank and the account number, maintained by CASE. The list identifies each person who has signature power with respect to each such account. Schedule 3.23 also contains a list of all bank loans held by CASE, including the name and address of the bank, the loan number, the original loan amount and all balances due. CASE has previously provided SDRC with copies of all documentation with respect to any bank loans.

     Section 3.24 Securities Laws and Regulations. Except as set forth on Schedule 3.24, all of the CASE Common Stock previously issued was issued in full compliance with all federal and state securities laws and all regulations promulgated thereunder.

     Section 3.25 Minute Books and Stock Record Books. The minute books of CASE contain complete and accurate records of all official meetings and other corporate actions of its shareholders and its Board of Directors, including, but not limited to, any committees of its Board of Directors. The stock record books of CASE contain complete and accurate records of all transactions involving the issuance or transfer of equity securities of CASE.

     Section 3.26 Brokers' Fees. CASE (i) has not, directly or indirectly, dealt with any broker or finder in connection with this transaction and (ii) has not incurred or will not incur any obligation for any broker's or finder's fee or commission in connection with the transactions provided for in this Agreement.

     Section 3.27 Private Placement of Securities. CASE shall cooperate as reasonably requested by SDRC in connection with complying with the provisions of Regulation D promulgated under the Securities Act of 1933 in the issuance of shares of SDRC Common Stock to the shareholders of CASE in the Merger. To the knowledge of CASE, each of the shareholders of CASE is an "accredited investor" as such term is defined by rules of the Securities and Exchange Commission under the Securities Act of 1933.

     Section 3.28 Tax Matters. Neither CASE nor its affiliates or shareholders have taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code.

     Section 3.29 Corporate Power and Authorization. The directors of CASE, by resolution adopted by the vote of the directors at a meeting duly called and held in accordance with applicable law, have duly approved this Agreement, and have directed that this Agreement be submitted to a vote of CASE's shareholders at a special meeting of shareholders to be called for that purpose, all in accordance with and as required by law and in accordance with the Articles of Incorporation and Bylaws of CASE. CASE has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder subject to certain required regulatory and shareholder approvals. This Agreement, when executed and delivered, will have been duly authorized and will constitute valid and binding obligations of CASE, enforceable in accordance with their respective terms, except to the extent that (i) enforceability thereof may be limited by insolvency, reorganization, liquidation, bankruptcy, readjustment of debt or other laws of general application relating to or affecting the enforcement of creditors' rights, and (ii) the availability of certain remedies may be precluded by general principles of equity, subject, however, to the receipt of requisite regulatory approvals and the approval of CASE's shareholders.

     Section 3.30 No Violation. Except as set forth on Schedule 3.30, neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, (i) conflicts with, results in a breach of, violates or constitutes a material default under, CASE's Articles of Incorporation or Bylaws or any federal, state or local law, statute, ordinance, rule, regulation or court or administrative order, or any agreement, arrangement or commitment to which CASE, or any of its property is subject or bound; (ii) results in the creation of or gives any person the right to create any lien, charge, encumbrance, security agreement or any other rights of others or other adverse interest upon any material right, property or asset belonging to CASE other than such rights as may be given dissenting shareholders of CASE pursuant to Ohio law; (iii) terminates or gives any person the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which CASE is a party or by which CASE's rights, properties or assets are subject or bound; or (iv) accelerates or modifies, or gives any party thereto the right to accelerate or modify, the time within which, or the terms according to which, CASE is to perform any duties or obligations or receive any rights or benefits under any material agreements, arrangements or commitments. For purposes of subparagraphs (iii) and (iv) immediately preceding, material agreements, arrangements or commitments exclude agreements, arrangements or commitments having a term expiring less than six months from the date of this Agreement or which do not require the expenditure of more than $20,000 (but shall include all agreements, arrangements or commitments pursuant to which credit has been extended by CASE).

     Section 3.31       International Business Matters.   CASE does
not engage in any international business.

     Section 3.32 Maintenance and Enhancement Agreements. Except as set forth on Schedule 3.32, CASE has not orally or in writing committed to provide selective special enhancements to any of its software products for any CASE customers other than SDRC or to provide special or increased maintenance obligations to any of its customers other than SDRC.

     Section 3.33 Full Disclosure. No representation or warranty made by CASE in this Agreement or any Schedule or Exhibit hereto and no statement or certificate or memorandum furnished or to be furnished by CASE pursuant hereto or in connection with the transactions covered hereby contains or will contain any untrue statement of a material fact, or omit any material fact, the omission of which would be misleading.


                          ARTICLE 4
           REPRESENTATIONS AND WARRANTIES OF SDRC

     SDRC hereby represents and warrants to CASE and to Shareholder, their heirs, successors and assigns as follows:

     Section 4.1 Organization and Good Standing. Each of SDRC and the Surviving Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and is duly authorized to carry on the business presently conducted by it.

     Section 4.2 Capitalization. SDRC's authorized capital stock consists of 100,000,000 shares of common stock, no par value, of which 35,655,143 shares were issued and outstanding as of the close of business on the last business day prior to the date of this Agreement, all of which were fully paid and nonassessable.

     Section 4.3 Corporate Power and Authorization. The Board of Directors of SDRC, by resolution adopted by a vote of the directors at a meeting duly called and held in accordance with applicable law, has duly approved this Agreement, all in accordance with and as required by law and in accordance with the Articles of Incorporation and Code of Regulations of SDRC. SDRC has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder subject to certain required regulatory approvals. This Agreement, when executed and delivered, will be duly authorized and will constitute a valid and binding obligation of SDRC, enforceable in accordance with its terms, except to the extent that (i) enforceability thereof may be limited by insolvency, reorganization, liquidation, bankruptcy, readjustment of debt or other laws of general application relating to or affecting the enforcement of creditors' rights, and (ii) the availability of certain remedies may be precluded by general principles of equity, subject, however, to the receipt of requisite regulatory approvals. Upon the formation of Surviving Corporation, SDRC as the sole shareholder of Surviving Corporation, shall cause the board of directors and the sole shareholder to approve the Merger and shall cause the Surviving Corporation to meet all of its obligations in connection with the Merger as set forth in this Agreement.

     Section 4.4 No Violation. Neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, (i) conflicts with, results in a breach of, violates or constitutes a material default under SDRC's Articles of Incorporation or Code of Regulations or any federal, state or local law, statute, ordinance, rule, regulation or court or administrative order, or any agreement, arrangement, or commitment, to which SDRC or any of its property is subject or bound; (ii) results in the creation of or gives any person the right to create any lien, charge, encumbrance, security agreement or any other rights of others or other adverse interest upon any material right, property or asset belonging to SDRC; (iii) terminates or gives any person the right to terminate, amend, abandon, or refuse to perform any material agreement, arrangement or commitment to which CASE is a party or by which SDRC's rights, properties or assets are subject or bound; or (iv) accelerates or modifies, or gives any party thereto the right to accelerate or modify, the time within which, or the terms according to which, SDRC is to perform any duties or obligations or receive any rights or benefits under any material agreements, arrangements or commitments.

     Section 4.5 Shares to be Issued. The shares of SDRC Common Stock to be issued and delivered pursuant to this Agreement will, when so issued, be duly and validly issued, fully paid and nonassessable.

     Section 4.6 SEC Filings. SDRC has delivered to CASE true and complete copies of its (i) Annual Report on Form 10-K for the year ended December 31, 1996 as filed with the Securities and Exchange Commission ("SEC"), and its Annual Report to Shareholders for such year; (ii) proxy statements relating to SDRC's meeting of shareholders held on April 29, 1997; and (iii) all other reports, statements and registration statements (including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed by SDRC with the SEC since December 31, 1996 (collectively, the "SEC Filings"). As of their respective dates, the SEC Filings (including all exhibits and schedules thereto and documents incorporated by reference therein) complied as to form in all material respects with the applicable laws and rules and regulations of the SEC and did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of SDRC and its subsidiaries included or incorporated by reference in the SEC Filings (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated assets, liabilities and financial position of SDRC and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments).

     Section 4.7 No Material Adverse Change. Except as disclosed in the SEC Filings filed with the SEC through the date of this Agreement, since September 30, 1997, there has been no change in, and no event, occurrence or development in the business of SDRC, the Surviving Corporation or any of the SDRC subsidiaries that, taken together with other events, occurrences and developments with respect to such business, has had or would reasonably be expected to have a Material Adverse Effect on SDRC or the ability of SDRC to consummate the transactions contemplated hereby.

     Section 4.8 Current Plans or Intentions. To the knowledge of SDRC neither SDRC nor any of its subsidiaries, affiliates or shareholders has taken or agreed to take any action that would prevent the Merger from constituting a transaction qualifying as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code and SDRC does not have any current plan or intention to take any of the following actions within the twelve month period immediately following the Effective Date:

          (a)     liquidate the Surviving Corporation;

          (b) merge the Surviving Corporation with or into another corporation, except if the Surviving Corporation is the surviving corporation;

          (c) cause the Surviving Corporation or any Surviving Corporation Subsidiary to sell or otherwise dispose of any of its assets to any entity other than the Surviving Corporation or a Surviving Corporation Subsidiary, with the following exceptions: (i) sales or dispositions in the ordinary course of business, or (ii) sales or dispositions which would not violate the "substantially all" test as defined in Rev. Proc. 77-37, 1977-2 568 Section 3.01;

          (d) dispose of any stock of the Surviving Corporation except for transfers to corporations controlled by SDRC, as defined in Section 368(c) of the Code, or cause the Surviving Corporation to issue shares of its stock to anyone other than SDRC that would result in SDRC losing 80% control of the Surviving Corporation, as defined in Section 368(c) of the Code.

     For purposes of this Section 4.8, the term "Surviving Corporation Subsidiary" shall mean any entity with respect to which the Surviving Corporation or another Surviving Corporation Subsidiary (so defined), at the time of the occurrence of the event described in this Section 4.8, owns stock that possesses at least 80% of the total voting power of such entity and has a value equal to at least 80% of the total value of the stock of such entity.

     Section 4.9 Litigation. Except as disclosed in SDRC's SEC Filings, there are no actions, suits, proceedings, investigations or assessments of any kind pending before any court, administrative agency, arbitration association, or other regulatory body, or to the knowledge of SDRC, threatened against SDRC or any of its subsidiaries which if successful might have a Material Adverse Effect or which questions the validity or legality of this Agreement or of any action taken or to be taken by SDRC or the Surviving Corporation in connection with this Agreement.

     Section 4.10 Brokers' Fees. SDRC has not (i) directly or indirectly, dealt with any broker or finder in connection with this transaction and (ii) has not incurred or will not incur any obligation for any broker's or finder's fee or commission in connection with the transactions provided for in this Agreement.

     Section 4.11 Governmental Authorities; Consents. Except for the filing of the Articles of Merger with the Secretary of State of the State of Ohio, SDRC is not required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement, the Articles of Merger or the consummation of the transactions contemplated hereby or thereby. No approval or authorization of any governmental or regulatory authority or any other party or person (except the approval of the Agreement of Merger and Plan of Reorganization by the shareholders of CASE and Surviving Corporation) is required to be obtained by SDRC or Surviving Corporation in connection with their execution, delivery and performance of this Agreement, the Articles of Merger or the transactions contemplated hereby or thereby.

     Section 4.12 Full Disclosure. No representation or warranty made by SDRC in this Agreement or exhibit hereto and no statement or certificate or memorandum furnished or to be furnished by SDRC pursuant hereto or in connection with the transactions covered hereby contains or will contain any untrue statement of a material fact, or omit any material fact, the omission of which would be misleading.


                          ARTICLE 5
                          COVENANTS

     Section 5.1 Cooperation. Each of the parties hereto shall cooperate with the other party in all reasonable respects, and shall take all other steps necessary to carry out and consummate the transactions contemplated by this Agreement at the earliest practicable time including, without limitation, the filing of applications, notices and other documents with, and obtaining approval from, appropriate governmental regulatory agencies.

     Section 5.2 Access to Information. CASE has permitted SDRC, its officers, employees, accountants, agents and attorneys, and SDRC has permitted CASE, its officers, employees, accountants, agents and attorneys, to have reasonable access during business hours to their respective books, records and properties for the purpose of making a detailed examination or updating and amplifying prior examinations of the financial condition, assets, liabilities, legal compliance, affairs and the conduct of the business of CASE or SDRC, as the case may be, and permitting one another to undertake a complete due diligence investigation to its satisfaction provided, however, that any such due diligence investigation by SDRC or CASE shall not relieve SDRC or CASE from any responsibility or liability for any material misrepresentation or material breach of warranty hereunder discovered in the course of or subsequent to such investigation and prior to the Effective Date.

     Section 5.3 Conduct of the Business Until the Effective Date. Except for actions contemplated hereby or taken with the prior written consent of SDRC and CASE, SDRC and CASE will, from the date of this Agreement until the Effective Date, conduct their business only in the ordinary course and consistent with past practices, and CASE will refrain from taking any action which would result in a material breach of any representation and warranty made by CASE herein. During the period from the date of this Agreement to the Effective Date, CASE shall not without prior written consent from SDRC, which consent will not be unreasonably withheld or delayed, (1) license, sell or otherwise dispose of any asset, property or intellectual property rights, in any form, in whole or in part; (2) except for payroll and related employee benefit payments, make any individual disbursements, commitments or purchases in excess of $10,000; and (3) Subchapter S "triple A" end of year distributions to Shareholder in accordance with CASE's past practices, provided that such distributions shall not deplete the total combined cash of CASE and LDI to less than $200,000 as of the Effective Date.

     Section 5.4 Capital Structure and Dividends. From the date of this Agreement until the Effective Date, CASE will not issue any long term debt or additional securities of any kind or warrants or options to purchase any of such securities. As of the date of this Agreement, CASE shall take no actions which change or affect its capital structure; nor shall CASE, without the prior written consent of SDRC, except as set forth on Schedule 5.4, pay any dividends or make any distributions on CASE's stock.

     Section 5.5 No Other Negotiations. From the date of this Agreement until the Effective Date, CASE agrees that neither it, nor any officer, director, employee or agent on its behalf will initiate or hold discussions, negotiate or bargain with or entertain offers from any other party concerning the acquisition or change in control of CASE, however structured. In the event CASE receives an unsolicited offer relating to the type of transaction contemplated hereby, CASE shall immediately notify SDRC in writing of the existence and contents of the offer, the identity of the offeror, and shall provide SDRC with a copy of the offer and any related correspondence. CASE shall immediately inform the offeror of the existence of this Agreement and CASE shall reject such offer.

     Section 5.6 Private Placement of Securities. SDRC and CASE shall use reasonable efforts to meet the requirements of Regulation D promulgated under the Securities Act of 1933 in order to accomplish the issuance of shares of SDRC Common Stock to the shareholders of CASE in the Merger. SDRC's obligation to consummate the Merger is contingent upon the satisfaction of all of the conditions required by Regulation D, the execution and delivery of an Investor Agreement in the form appended hereto as Exhibit 2.2 by each of the shareholders of CASE on or before the Effective Date, and delivery to SDRC of evidence satisfactory to SDRC that each of the shareholders of CASE is an "accredited investor" as such term is defined by the rules of the Securities and Exchange Commission under the Securities Act of 1933.

     Section 5.7     Employee Matters.

          (a) Subject to the following agreements, after the Effective Date, SDRC shall have the right to continue, amend or terminate any or all of the Benefit Plans (as defined in Section 3.17) in accordance with the terms thereof and subject to any limitation arising under applicable law. Until SDRC shall take such action, however, such Benefit Plans shall continue in force for the benefit of present and former employees of CASE who have any present or future entitlement to benefits under any of the Benefit Plans ("CASE Employees").

          (b) SDRC will honor the obligations of CASE with respect to vested rights under Benefit Plans and agreements of CASE relating to CASE Employees in accordance with the terms of such vested rights and subject to the provisions of Section 5.7(a).

          (c) SDRC will credit all employees of CASE with all service with CASE for purposes of eligibility to participate, eligibility for benefits, calculation of benefits and vesting under any of the Surviving Corporation's or SDRC's existing or future employee benefit plans, programs or arrangements under which the right to or the amount of benefits is based on service of such employees.

          (d) This Section 5.7 is an agreement solely between CASE and SDRC. Nothing in this Section 5.7, whether express or implied, confers upon any employee of CASE or SDRC or any other person, any rights or remedies, including, but not limited to: (i) any right to employment or recall, (ii) any right to continued employment for any specified period, or (iii) any right to claim any particular compensation, benefit or aggregate of benefits, of any kind or nature whatsoever, as a result of this Section 5.7.

          (e) SDRC acknowledges that in 1998 CASE would but for the Merger make a substantial voluntary contribution to its 401(k) plan for the benefit of its employees with respect to the year 1997. SDRC hereby covenants and agrees to make such voluntary contribution equal to an amount not to exceed 71/2% of the total wages and bonuses paid to CASE Employees for 1997 services, estimated to be approximately $176,000, no later than March 15, 1998.

     Section 5.8 Tax and Accounting Treatment. CASE and SDRC shall use reasonable efforts to cause the Merger to qualify, and shall not take any actions which could prevent the Merger from qualifying, for pooling-of-interests accounting treatment and as a "reorganization" pursuant to Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code that would be tax free to the shareholders of CASE.

     Section 5.9 SEC Reports. SDRC agrees to provide to CASE copies of all reports and other documents filed with the SEC by it and between the date hereof and the Effective Date within five days after the date such reports or other documents are filed with the SEC.

     Section 5.10 Shareholder Approval. CASE shall call a meeting of its shareholders for the purpose of voting upon this Agreement and the Merger, and shall schedule such meeting based on consultation with SDRC. The Board of Directors of CASE shall recommend approval of this Agreement and the Merger, and use its best efforts (including, without limitation, soliciting proxies for such approvals) to obtain such shareholder approval.

     Section 5.11 Sales of SDRC Common Stock. In order that SDRC may account for the Merger as a pooling of interests, CASE shall use its best efforts to cause the directors and officers of CASE and other affiliates not to sell any shares of SDRC Common Stock until after SDRC has filed with the SEC financial results for at least 30 days of the combined operations of SDRC and CASE. SDRC hereby covenants and agrees to file its routine first quarter 1998 earnings press release with the SEC as an exhibit to a Form 8-K as soon as is practicable after it issues such press release and in any event not later than April 30, 1998.

     Section 5.12 Tax Files. CASE shall maintain and make available to SDRC all of its files, working papers and Returns associated with the federal income tax obligations of CASE for the earliest fiscal year for which unused net operating loss carry forwards exist through 1997, inclusive.


                           ARTICLE 6
                CONDITIONS PRECEDENT TO CLOSING

     Section 6.1 Conditions to the Obligations of Each of the Parties. The obligation of each of the parties hereto to consummate the transaction provided for herein is subject to the fulfillment on or prior to the Effective Date of each of the following conditions:

          Section 6.1.1 Corporate Approvals. The shareholders of CASE and Surviving Corporation each shall have duly approved and adopted this Agreement and the Merger in accordance with and as required by law and in accordance with each company's charter and bylaws or code of regulations.

          Section 6.1.2 Governmental Approvals. All necessary governmental and regulatory orders, consents, clearance and approvals and requirements shall have been secured and satisfied and all applicable waiting periods expired for the consummation of the transaction contemplated hereby.

          Section 6.1.3 Private Placement of Securities. SDRC shall have complied with Regulation D promulgated by the SEC under the 1933 Act to enable SDRC to issue the Shares as restricted securities to the shareholders of CASE in the Merger under the private placement exemption of the 1933 Act. On or before the Effective Date, each of the shareholders of CASE shall have executed and delivered to SDRC an Investment Agreement in the form appended hereto as Exhibit 2.2.

          Section 6.1.4 Tax Opinion. Counsel for SDRC, shall have delivered an opinion to both CASE and SDRC, satisfactory to both parties, that the transaction contemplated hereby will be treated for tax purposes as a tax-free exchange of stock pursuant to the Code.

          Section 6.1.5 Employment of CASE Employees. Prior to the Effective Date, SDRC shall have identified those employees of CASE which shall be retained by SDRC.

          Section 6.1.6 No Orders. The consummation of the Merger or the transactions contemplated hereby shall not have been restrained, enjoined, or prohibited by any court or governmental authority of competent jurisdiction, and there shall be no action or proceeding pending which seeks such relief.

          Section 6.1.7     Other Merging Closing.  Concurrently
with the closing of the Merger on the Effective Date, the merger of LDI into the Surviving Corporation shall also have closed and become effective.

     Section 6.2 Conditions to the Obligations of SDRC. The obligation of SDRC to consummate the transaction provided for herein is subject to fulfillment at or prior to the Effective Date of each of the following conditions unless waived by SDRC in a writing delivered to CASE which specifically refers to the condition or conditions being waived:

          Section 6.2.1 Representations and Warranties. All of the representations and warranties of CASE set forth in Article 3 of this Agreement shall be true and correct in all material respects at and as of the respective dates set forth with respect to each, as of the date of this Agreement and at and as of the Effective Date as if each such representation and warranty was given on and as of the Effective Date (except (i) that any such representation and warranty made as of a specified date shall only need to have been true in all material respects on and as of such date, and (ii) that any liability or potential liability which accrues to CASE as a result of its compliance with any other Covenants or Conditions to Closing specified in this Agreement shall not constitute a breach of any CASE's representations and warranties, hereunder).

          Section 6.2.2  CASE's Covenants.  CASE shall have
performed all covenants and obligations required by this Agreement to be performed by it on or before the Effective Date.

          Section 6.2.3 Financial Statements. CASE shall have delivered to SDRC unaudited financial statements for the year ended December 31, 1996 prior to the Effective Date and SDRC shall have caused its independent public accountants to have reviewed such unaudited 1996 financial statements and CASE's unaudited financial statements as of the end of the month immediately preceding the Effective Date, performed such other auditing procedures as may be requested by SDRC and reported that it is not aware of any material modifications that should be made in order for such financial statements to be in substantial conformity with generally accepted accounting principles and to accurately state CASE's financial condition and results of operations as of the respective dates thereof.

          Section 6.2.4  Pooling of Interests.  SDRC shall have
received assurances satisfactory to it that the transaction contemplated hereby may be accounted for as a pooling-of-interests, the SEC shall have raised no objection to such accounting treatment and SDRC shall have received on or before the Effective Date a letter from Price Waterhouse, L.L.P. supporting the pooling-of-interests accounting treatment for the Merger. In addition, Clark, Schaefer, Hackett & Co. shall have issued, prior to the Effective
Date, a letter indicating that CASE is a poolable entity.

          Section 6.2.5  Dissenter's Rights.  The holders of not
more than 10% of the outstanding shares of CASE Common Stock shall have exercised dissenter's rights in connection with the shareholders' vote taken on the Merger.

          Section 6.2.6     Merger of LDI Into Surviving
Corporation. Prior to the Effective Date, LDI shall have been merged into or otherwise acquired in its entirety by Surviving
Corporation.

          Section 6.2.7  Opinion of CASE's Corporate Counsel.
Counsel for CASE, shall have delivered to SDRC a customary opinion of counsel dated the Effective Date, in the form attached hereto as
Exhibit 6.2.7.

          Section 6.2.8 Consents. On or before the Effective Date, CASE shall have delivered to SDRC evidence satisfactory to it of receipt or anticipated receipt of all material consents, licenses and authorizations from all customers, lessors, licensors, government agencies and any other persons or organizations, the consent, license or authorization of which are necessary to permit SDRC to continue CASE's business after the Effective Date.

          Section 6.2.9 Closing Documents. Prior to the Effective Date, CASE shall have delivered to SDRC all of the following:

               (a) certificates of the Chief Executive Officer and the Chief Financial Officer of CASE, dated as of the date of the Effective Date, stating that the conditions precedent set forth in Sections 6.2.1 and 6.2.2 above have been satisfied;

               (b) copies of the third party and governmental consents and approvals and of the authorizations referred to in
Section 6.2.8 above;

               (c) CASE's minute books, stock transfer records, corporate seal and other materials related to CASE's corporate administration;

               (d) a copy of the Articles of Incorporation of CASE as amended to date, certified by the Secretary of State in each jurisdiction in which such corporation exists, and a Certificate of Good Standing of CASE from the Secretary of State in each jurisdiction in which such corporation exists evidencing the good standing of CASE in such jurisdiction;

               (e) a copy of each of (i) the text of the resolutions adopted by the board of directors of CASE authorizing the execution, delivery and performance of this Agreement and the Articles of Merger, (ii) the text of the resolutions adopted by the shareholders of CASE authorizing the execution, delivery and performance of this Agreement and the Articles of Merger and the consummation of all of the transactions contemplated by this Agreement and the Articles of Merger, and (iii) the bylaws of CASE; along with certificates executed on behalf of CASE by its corporate secretary certifying to SDRC that such copies are true, correct and complete copies of such resolutions and bylaws, respectively, and that such resolutions and bylaws were duly adopted and have not been amended or rescinded;

               (f) incumbency certificates executed on behalf of CASE by its corporate secretary certifying the signature and office of each officer executing this Agreement and the Articles of Merger;

               (g) an Investment Agreement in the form appended hereto as Exhibit 2.2 duly executed by each of the shareholders of CASE;

               (h)     such other documents, instruments and
certificates as SDRC may reasonably request.

     Section 6.3 Conditions to the Obligations of CASE. The obligation of CASE to consummate the transaction provided for herein is subject to the fulfillment at or prior to the Effective Date of each of the following conditions unless waived by CASE in a writing delivered to SDRC which specifically refers to the condition or conditions being waived:

          Section 6.3.1 Representations and Warranties. All of the representations and warranties of SDRC set forth in Article 4 of this Agreement shall be true and correct in all material respects at and as of the respective dates set forth with respect to each, as of the date of this Agreement and at and as of the Effective Date as if each such representation and warranty was given on and as of the Effective Date (except that any such representation and warranty given as of a specified date shall only need to have been true in all material respects on and as of such date).

          Section 6.3.2  SDRC's Covenants.  SDRC shall have
performed all covenants and obligations required by this Agreement to be performed on or before the Effective Date.

          Section 6.3.3  Opinion of SDRC's Counsel.  Counsel for
SDRC, shall have delivered to CASE a customary opinion of counsel dated the Effective Date, in the form attached hereto as Exhibit
6.3.3.

          Section 6.3.4 Closing Documents. Prior to the Effective Date, SDRC shall have delivered to CASE all of the following:

               (a) certificates of the Chief Executive Officer and the Chief Financial Officer of SDRC dated as of the date of the Effective Date, stating that the conditions precedent set forth in Sections 6.3.1 and 6.3.2 above have been satisfied;

               (b) copies of the third party and governmental consents and approvals and of the authorizations referred to in
Section 6.2.9 above;

               (c) a copy of the Articles of Incorporation of SDRC and Surviving Corporation, as amended to date, certified by the Secretary of State of the State of Ohio, and a Certificate of Good Standing of SDRC and Surviving Corporation from the Secretary of the State of Ohio evidencing the good standing of SDRC and Surviving Corporation;

               (d) a copy of each of (i) the text of the resolutions adopted by the boards of directors of SDRC and Surviving Corporation authorizing the execution, delivery and performance of this Agreement and the Articles of Merger and the consummation of all of the transactions contemplated by this Agreement and the Articles of Merger, (ii) the text of the resolutions adopted by the sole shareholder of Surviving Corporation authorizing the execution, delivery and performance of this Agreement and the Articles of Merger and the consummation of all of the transactions contemplated by this Agreement and the Articles of Merger, and (iii) the codes of regulations of SDRC and Surviving Corporation; along with certificates executed on behalf of SDRC and Surviving Corporation by their respective corporate secretaries certifying to CASE that such copies are true, correct and complete copies of such resolutions and codes of regulations were duly adopted and have not been amended or rescinded;

               (e) incumbency certificates executed on behalf of SDRC and Surviving Corporation by their respective corporate secretaries certifying the signature and office of each officer executing this Agreement and/or the Articles of Merger; and

               (f)     such other documents, instruments and
certificates as CASE may reasonably request.

                         ARTICLE 7
                          PUBLICITY

     All notices to third parties and all other parties concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by and between the parties. None of the parties shall cause or authorize any such notice or publicity without the prior written approval of the other party; provided, however, that in the case of an announcement which SDRC may be required by law, by any governmental agency or by the Nasdaq National Market to make, issue or release, such action by SDRC without the prior approval by the other parties shall not constitute a breach of this Section.


                            ARTICLE 8
                           TERMINATION

     Section 8.1 Circumstances of Termination. This Agreement may be terminated (notwithstanding approval of the shareholders of CASE):

          (i)     By the mutual consent in writing of SDRC and CASE;

          (ii) By SDRC if any condition provided in Section 6.1 or 6.2 hereof has not been materially satisfied or waived on or before the Effective Date;

          (iii)     By CASE if any condition provided in Section
6.1 or 6.3 has not been materially satisfied or waived on or before the Effective Date;

          (iv) By either SDRC or CASE if the merger contemplated by this Agreement is not fully and legally consummated by February 28, 1998.

     Section 8.2 Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.1 hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no party (or any of its officers, directors or shareholders) shall be liable to any other party for any costs, expenses, damage or loss of anticipated profits hereunder.

                          ARTICLE 9
                  EFFECTIVE DATE OF MERGER

     After adoption and approval of this Agreement by the shareholders of CASE in accordance with the requirements of applicable law, and upon satisfaction of each of the conditions set forth in Article 6 (unless waived in accordance with this Agreement) and in the absence of any facts that would give any party hereto a right to terminate this Agreement (which right has not been waived), and at such time as shall be agreed upon in writing by CASE and SDRC (if no such agreement has been reached, then on the day of the meeting of shareholders of CASE at which this Agreement is approved), a Certificate of Merger shall be submitted for filing with the Secretary of State of Ohio and the Articles of Merger shall be submitted for filing with the Secretary of State of Ohio. The date of the later of such filings, or at such other date as the parties may agree upon in writing pursuant to applicable law, is referred to in this Agreement as the "Effective Date." The Effective Date shall not be extended beyond February 28, 1998 without the written consent of CASE.

                            ARTICLE 10
               CERTAIN LIMITATIONS ON LIABILITIES

     Section 10.1 Survival of Representations and Warranties. The representations and warranties of CASE in Article 3 above and of SDRC in Article 4 above shall survive the Effective Date and the consummation of the Merger until the later of the close of business on (i) March 31, 1999, or (ii) the date audited consolidated financial statements of SDRC for the year 1998 are filed with the Securities and Exchange Commission by SDRC (the "Survival Period"). No claims or causes of action arising out of any breach or alleged breach of such representations and warranties by either party may be asserted unless (i) during the Survival Period, written notice of such breach or alleged breach is served upon the party alleged to have breached, and (ii) if the parties are unable to amicably settle such claim, a suit or other legal proceeding is commenced within 12 months after the end of the Survival Period.

     Section 10.2 Basket Provision. Neither party shall be liable to the other party for any individual breach or alleged breach of its representations and warranties set forth in this Agreement for which the damages resulting therefrom, when aggregated together with any damages resulting from any breaches of the representations and warranties in the merger agreement relating to the merger of LDI into Surviving Corporation, would not exceed a combined total of $100,000, provided that if such cumulative aggregate amount of damages attributable to all breaches or alleged breaches of a party's representations and warranties do exceed $100,000, then such party shall be fully liable for all damages attributable to all such breaches.

     Section 10.3 Dollar Limitation. Neither CASE nor Shareholder shall be liable to SDRC or Surviving Corporation in the event of any breach or breaches of any representations or warranties set forth in the Agreement in a cumulative aggregate amount in excess of a dollar amount equal to the number of Shares issued in the Merger multiplied by the closing per share price of SDRC Common Stock on The Nasdaq National Market on the Effective Date.


                          ARTICLE 11
                        MISCELLANEOUS

     Section 11.1     Headings.  The subject headings of the
sections, paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     Section 11.2 Entire Agreement, Modification and Waiver. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior and contemporaneous agreements, including without limitation the Offer Letter, representations and understandings of the parties; provided, however, the Confidentiality Agreement between CASE and SDRC relating to the Merger shall survive until the Effective Date. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     Section 11.3 Knowledge. For purposes of this Agreement, "knowledge" or "best knowledge" means the actual knowledge of current members of the board of directors and officers of CASE, as such knowledge has been obtained in the normal conduct of the business and following a reasonable investigation by such individuals.

     Section 11.4     Material Adverse Effects.   As used in this
Agreement, the term "Material Adverse Effect" with respect to any party means any single or a series of related conditions, events, changes or occurrences that have or may reasonably be expected to have a financially adverse effect on the business, operations, results of operations and/or financial condition of such party and its subsidiaries, if any, taken as a whole, in the amount of $100,000 or more.

     Section 11.5 Consents. Where any consent or waiver of SDRC or the Surviving Corporation is required or requested hereunder, John
A. Mongelluzzo, Vice President, Secretary and General Counsel of SDRC, shall be the authorized person to provide any such consent or waiver. Where any consent or waiver of CASE is required or requested hereunder, James D. Young, President of CASE, shall be the authorized person to provide any such consent or waiver.

     Section 11.6 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 11.7 Further Assurances. At any time and from time to time after the Effective Date, each party will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     Section 11.8 Assignment. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without written consent of the other party shall be void.

     Section 11.9 Effect of Certain Actions. No action taken pursuant to or related to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warrant, condition or agreement contained herein.

     Section 11.10 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party (including, without limitation, service by overnight courier service) to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, at the address set forth below, or on the date of service if delivered by facsimile to the facsimile number set forth below, which facsimile is confirmed within three days by deposit of a copy of such notice in first class mail, registered or certified, postage prepaid at the address set forth below. Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

     If to SDRC:

     Structural Dynamics Research Corporation
     2000 Eastman Drive
     Milford, Ohio  45150
     Fax No. (513) 576-2049
     Attn:     John A. Mongelluzzo


     Copy to:

     Dinsmore & Shohl LLP
     1900 Chemed Center
     255 East Fifth Street
     Cincinnati, Ohio 45202
     Attn:     Charles F. Hertlein, Jr.

     If to CASE:

     Computer Aided Systems for Engineering, Inc.
     2000 Eastman Drive
     Milford, Ohio 45150
     Attn: James D. Young

     Copy to:

     Keating, Meuthing & Klekamp
     1800 Provident Tower
     One East Fourth Street
     Cincinnati, OH  45202
     Attn: Robert E. Coletti

     Section 11.11 Governing Law. This Agreement shall be governed by and construed in accordance with laws of the State of Ohio, without reference to its principles governing conflicts of law.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the date set forth above.

     COMPUTER AIDED SYSTEMS FOR ENGINEERING, INC.

     By:/s/ James D. Young

     Its: President


     SDRC ACQUISITION CORPORATION

     By:/s/ Thomas F. Eberle

     Its: President



     STRUCTURAL DYNAMICS RESEARCH CORPORATION

     By:/s/ Thomas F. Eberle

     Its: Assistant Secretary


     SHAREHOLDER:

     /s/ James D. Young
     James D. Young

          EXHIBIT LIST

Exhibit               Description


2.2                   Investment Agreement

3.29                  Tax Opinion

6.2.7                 Form of Opinion of CASE's Corporate Counsel

6.3.3                 Form of Opinion of SDRC's Corporate Counsel

          SCHEDULES

Schedule              Description

3.1                   Jurisdictions in which Qualified to do
Business

3.4                   Financial Statement Exceptions

3.6                   Accounts Receivable

3.7                   Real Property

3.8                   Environmental Matters

3.9                   Absence of Material Adverse Changes

3.12                  Litigation

3.13                  Taxes

3.14                  Contracts, Agreements and Commitments

3.15                  Intellectual Property

3.16                  Dividends Paid

3.17                  Employees and Employee Plans

3.20                  Employee Claims

3.21                  Discrimination

3.22                  Insurance Policies

3.23                  Bank Accounts and Loans

3.24                  Stock Issuances

3.30                  Violations

3.32                  Software Maintenance Agreements

5.4                   Permitted Distributions